UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
FORT LAUDERDALE DIVISION

IN RE:	I	**CASE NUMBER**
	I	**12-19084-RBR**
SMF Energy Corporation	I	
DEBTOR.	I	**JUDGE: Raymond B. Ray**
	I	
	I	**CHAPTER 11**
	I	

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM 08/1/2012 TO 08/31/2012

Comes now the above named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

____
Attorney for Debtor's Signature

Debtor's Address
and Phone Number:
c/o Soneet R. Kapila, CRO
200 W. Cypress Creek Road
Suite 400
Ft. Lauderdale, Fl 33009

Attorney's Address
and Phone Number:
Genovese Joblove & Battista, P.A.
200 East Broward Blvd.
Suite 1100
Ft. Lauderdale, FL 33301
(954) 453-8000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.
1) Instructions for Preparations of Debtor's Chapter 11 Monthly Operating Report
2) Initial Filing Requirements
3) Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING 08/1/2012 AND ENDING 08/31/2012

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Date of Petition: April 15, 2012

		CURRENT MONTH		CUMULATIVE PETITION TO DATE	
1.	**FUNDS AT BEGINNING OF PERIOD**	$ 6,401,865.65	**(a)**	$ 91,372.14	**(b)**
2.	**RECEIPTS:**				
	A. Cash Sales	-		-	
	Minus: Cash Refunds	-		-	
	Net Cash Sales	-		-	
	B. Accounts Receivable	71,717.72		13,119,642.62	
	C. Other Receipts (*See MOR-3*)	189,574.17		20,138,047.33	
	(If you receive rental income, you must attach rent roll.)				
3.	**TOTAL RECEIPTS (Lines 2A+2B+2C)**	261,291.89		33,257,689.95	
4.	**TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)**	6,663,157.54		33,349,062.09	
5.	**DISBURSEMENTS**				
	A. Advertising	-		-	
	B. Bank Charges	1,750.63		28,526.86	
	C. Contract Labor	21,257.00		70,106.06	
	D. Fixed Asset Payments (not incl. in "N")	-		-	
	E. Insurance	-		347,363.15	
	F. Inventory Payments (*See Attach. 2*)	-		169,025.25	
	G. Leases	-		21,689.09	
	H. Manufacturing Supplies	-		-	
	I. Office Supplies	1,057.71		22,516.35	
	J. Payroll - Net (*See Attachment 4B*)	-		802,267.41	
	K. Professional Fees (Accounting & Legal)	526,465.54		1,588,041.55	
	L. Rent	4,182.65		205,164.97	
	M. Repairs & Maintenance	-		4,018.99	
	N. Secured Creditor Payments (*See Attach. 2*)	-		11,096,111.67	
	O. Taxes Paid - Payroll (*See Attachment 4C*)	50.00		152,350.12	
	P. Taxes Paid - Sales & Use (*See Attachment 4C*)	-		591,058.47	
	Q. Taxes Paid - Other (*See Attachment 4C*)	14.80		51.05	
	R. Telephone	575.53		26,232.74	
	S. Travel & Entertainment	-		20,472.62	
	Y. U.S. Trustee Quarterly Fees	-		20,975.00	
	U. Utilities	379.75		3,717.23	
	V. Vehicle Expenses	-		520,000.00	
	W. Other Operating Expenses (*See MOR-3*)	32,620.56		11,584,570.14	
6.	**TOTAL DISBURSEMENTS (*Sum of 5A thru W*)**	588,354.17		27,274,258.72	
7.	**ENDING BALANCE (*Line 4 Minus Line 6*) [NOTE 1]**	$ 6,074,803.37	**(c)**	$ 6,074,803.37	**(c)**

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of September, 2012

/s/ Soneet R. Kapila
Soneet R. Kapila, Chief Restructuring Officer

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)These two amounts will always be the same if form is completed correctly.

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont'd)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Refunds	$ 118,591.38	$ 206,941.74
Rejected wires	-	1,198,133.61
Intercompany - SMF	-	7,891,276.27
Intercompany - H&W	665.29	29,190.31
Proceeds from sale of assets	-	10,742,187.90
Intercompany - SSI	-	-
Auction proceeds	70,317.50	70,317.50
	-	-
	-	-
	-	-
TOTAL OTHER RECEIPTS	$ 189,574.17	$ 20,138,047.33

"Other Receipts" includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties, directors, related corporations, etc.) Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
401K	$ -	$ 8,637.33
Credit card fees	-	2,491.52
Deposit to Escrow for H&W Sale	-	2,500.00
Intercompany - SMF	-	9,141,445.28
Intercompany - H&W	2,198.60	1,983,706.69
Intercompany - SSI	-	6,701.36
ADP payroll fees	-	73,251.74
Auction expense	4,500.00	4,500.00
Copy services	4,113.01	4,113.01
Misc. other disbursements	1,337.28	27,571.59
Other Expenses - Wells Fargo admin fee reserve	-	300,000.00
IT services / Computer storage services	20,126.35	20,126.35
Employee reimbursement	345.32	345.32
Petty cash (employee reimb.)	-	9,179.95
TOTAL OTHER DISBURSEMENTS	$ 32,620.56	$ 11,584,570.14

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

SMF Energy Corporation, Inc.
Operating Results
June 2012

NOTE: The company is no longer preparing updated financials since all employees were terminated in June 2012.

	STR	SSI	H&W	Realty	Elimination	SMF Energy
Petroleum product sales and service revenues	$0	$0	$229,294	$0	$0	$229,294
Petroleum product taxes	0	0	8,668	0	0	8,668
Total revenues	0	0	237,962	0	0	237,962
Cost of petroleum product sales and service	447,760	-14,666	496,122	0	0	929,216
Petroleum product taxes	0	0	8,668	0	0	8,668
Total cost of sales	447,760	-14,666	504,790	0	0	937,884
Gross profit	-447,760	14,666	-266,828	0	0	-699,922
Selling, general and administrative expenses	2,014,530	319	64,593	0	0	2,079,442
Executive retirement and related transition expenses	0	0	0	0	0	0
Operating income (loss)	-2,462,290	14,347	-331,421	0	0	-2,779,365
Interest expense	-242,876	-3,000	-55,605	0	23,000	-278,481
Interest and other income, net	3,282,551	-396,780	-484,363	0	-23,000	2,378,408
Income (Loss) before income taxes	577,385	-385,433	-871,389	0	0	-679,438
Income tax benefit (expense)	0	0	-8,667	0	0	-8,667
Net Income (loss)	$577,385	-$385,433	-$880,056	$0	$0	-$688,104

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company's Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company's resources and obligations in such a liquidation. It would measure the items in the company's financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company's assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

SMF Energy Corporation, Inc.
Balance Sheet
as of June 30, 2012

NOTE: The company is no longer preparing updated financials since all employees were terminated in June 2012.

	STR	SSI	H&W	Realty	Elimination	SMF Energy
ASSETS						
Current assets:						
Cash and cash equivalents	$6,657,738	$0	$9,235,049	$0	$0	$15,892,787
Accounts receivable, net	994,727	0	2,209,297	0	0	3,204,024
Inventories, net	0	0	0	0	0	0
Prepaid expenses and other current assets	129,120	0	2,336	0	0	131,456
Total current assets	**7,781,586**	**0**	**11,446,682**	**0**	**0**	**19,228,268**
Property and equipment, net	979,825	0	4,600	66,679	0	1,051,103
Inter-company	745,503,056	111,384,191	610,958,147	0	-1,467,845,393	0
Identifiable intangible assets, net	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0
Deferred debt costs, net	0	0	0	0	0	0
Other assets	67,442	0	2,300	0	0	69,742
Total assets	**754,331,909**	**111,384,191**	**622,411,728**	**66,679**	**-1,467,845,393**	**20,349,113**
LIABILITIES AND SHAREHOLDERS' EQUITY						
Current liabilities:						
Line of credit payable - Current	$0	$0	$0	$0	$0	$0
Current portion of term loan/mtg	0	0	0	0	0	0
Accounts payable	12,780,984	4,878	1,594,129	0	0	14,379,992
Accrued expenses and other liabilities	807,840	0	387,017	0	0	1,194,856
Total current liabilities	**13,588,824**	**4,878**	**1,981,146**	**0**	**0**	**15,574,848**
Long-term liabilities:						
Term loan/mtg, net of current portion	0	0	0	0	0	0
Promissory note	800,000	0	0	0	0	800,000
Inter-company	717,877,077	106,847,625	632,453,377	88,979	-1,457,267,058	0
Other long-term liabilities	59,240	0	998	0	0	60,239
Total liabilities	**732,325,142**	**106,852,503**	**634,435,521**	**88,979**	**-1,457,267,058**	**16,435,087**
Contingencies						
Shareholders' equity:						
Preferred stock, $0.01 par value; 5,000 Series D shares authorized	5	0	0	0	0	5
Common stock, $0.01 par value; 50,000,000 shares authorized	84,320	1	0	0	0	84,321
Additional paid-in capital	36,260,788	6,607,548	3,970,788	0	-10,578,336	36,260,788
Accumulated deficit	-14,338,345	-2,075,861	-15,994,582	-22,300	0	-32,431,088
Total shareholders' equity	**22,006,768**	**4,531,688**	**-12,023,794**	**-22,300**	**-10,578,336**	**3,914,026**
Total liabilities and shareholders' equity	**754,331,909**	**111,384,191**	**622,411,728**	**66,679**	**-1,467,845,393**	**20,349,113**

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis anddo not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company's Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company's resources and obligations in such a liquidation. It would measure the items in the company's financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company's assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

ACCOUNTS RECEIVABLE AT PETITION DATE: $ 11,505,148.43

ACCOUNTS RECEIVABLE RECONCILIATION

(include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance:	$	1,240,311.14	(a)
PLUS: Current Month New Billings	$	710.15	
MINUS: Collections During the Month	$	(71,717.72)	(b)
PLUS/MINUS: Adjustments of Write-offs			*
End of Month Balance	$	1,169,303.57	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total amount for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total	
$ (4,224.75)	$ (2,023.19)	$ (1,621.27)	$ 1,177,172.78	$ 1,169,303.57	(c)

For any receivables in the "Over 90 Days" category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)
See attached		

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b) This must equal the number reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c) These two amounts must equal.

SMF Energy Corp.
A/R Aging - August 31, 2012
Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
[redacted]	COLLECTIONS	$19,992.03	$0.00	$0.00	$0.00	$0.00	$19,992.03
	NET 10	$0.60	$0.00	$0.00	$0.00	$0.00	$0.60
	Net 30	($501.96)	$0.00	$0.00	$0.00	$0.00	($501.96)
	Net 30	($240.00)	$0.00	$0.00	($240.00)	$0.00	$0.00
	Net 45	$35,580.16	$0.00	$0.00	$0.00	$0.00	$35,580.16
	Net 45	$162,859.46	$0.00	$0.00	$0.00	$0.00	$162,859.46
	Net 45	$413,060.73	$0.00	$0.00	$0.00	$0.00	$413,060.73
	NET 10	$4,140.73	$0.00	$0.00	$0.00	$0.00	$4,140.73
	NET 10	$1,501.31	$0.00	$0.00	$0.00	$0.00	$1,501.31
	NET 10	($727.73)	$0.00	($727.73)	$0.00	$0.00	$0.00
	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	BANKRUPTCY	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$1,318.40	$0.00	$0.00	$0.00	$0.00	$1,318.40
	COLLECTIONS	$17,618.82	$0.00	$0.00	$0.00	$0.00	$17,618.82
	NET 30 DAYS	$75.00	$0.00	$0.00	$0.00	$0.00	$75.00
	NET 30 DAYS	($150.00)	$0.00	$0.00	$0.00	$0.00	($150.00)
	Net 10	$528.67	$0.00	$0.00	$0.00	$0.00	$528.67
	NET 10	$260.09	$0.00	$0.00	$0.00	$0.00	$260.09
	NET 30	$25.77	$0.00	$0.00	$0.00	$0.00	$25.77
	NET 30	($285.00)	$0.00	$0.00	$0.00	($285.00)	$0.00
	NET 10	$21,855.40	$0.00	$0.00	$0.00	$0.00	$21,855.40
	NET 20 DAYS	$224.23	$0.00	$0.00	$0.00	$0.00	$224.23
	NET 20 DAYS	$1,138.38	$0.00	$0.00	$0.00	$0.00	$1,138.38
	NET 20 DAYS	$3,937.04	$0.00	$0.00	$0.00	$0.00	$3,937.04
	NET 20 DAYS	$5,050.37	$0.00	$0.00	$0.00	$0.00	$5,050.37
	NET 20 DAYS	$17,730.07	$0.00	$0.00	$0.00	$0.00	$17,730.07
	NET 10	$13,892.70	$0.00	$0.00	$0.00	$0.00	$13,892.70
	NET 10	$1,949.35	$0.00	$0.00	$0.00	$0.00	$1,949.35
	COLLECTIONS	$314.21	$0.00	$0.00	$0.00	$0.00	$314.21
	COLLECTIONS	$3,987.29	$0.00	$0.00	$0.00	$0.00	$3,987.29
	COLLECTIONS	$169.63	$0.00	$0.00	$0.00	$0.00	$169.63
	NET 10	($1,528.27)	($1,528.27)	$0.00	$0.00	$0.00	$0.00
	NET 30 DAYS	$607.56	$0.00	$0.00	$0.00	$0.00	$607.56

SMF Energy Corp.
A/R Aging - August 31, 2012
Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
[redacted]	NET 30 DAYS	($100.00)	$0.00	$0.00	$0.00	$0.00	($100.00)
[redacted]	COLLECTIONS	$53,273.52	$0.00	$0.00	$0.00	$0.00	$53,273.52
[redacted]	COLLECTIONS	$5,067.77	$0.00	$0.00	$0.00	$0.00	$5,067.77
[redacted]	NET 10	$4,965.78	$0.00	$0.00	$0.00	$0.00	$4,965.78
[redacted]	NET 10	$34,931.57	$0.00	$0.00	$0.00	$0.00	$34,931.57
[redacted]	COLLECTIONS	$805.91	$0.00	$0.00	$0.00	$0.00	$805.91
[redacted]	NET 10	$362.64	$0.00	$0.00	$0.00	$0.00	$362.64
[redacted]	COLLECTIONS	$8,514.15	$0.00	$0.00	$0.00	$0.00	$8,514.15
[redacted]	NET 10	$26,353.63	$0.00	$0.00	$0.00	$0.00	$26,353.63
[redacted]	NET 30 DAYS	($343.36)	$0.00	$0.00	$0.00	$0.00	($343.36)
[redacted]	NET 10	$476.00	$0.00	$0.00	$0.00	$0.00	$476.00
[redacted]	NET 10	$911.64	$0.00	$0.00	$0.00	$0.00	$911.64
[redacted]	NET 10	$12,342.92	$0.00	$0.00	$0.00	$0.00	$12,342.92
[redacted]	C.O.D/ CREDIT CARD	($791.16)	$0.00	$0.00	$0.00	$0.00	($791.16)
[redacted]	NET 10	$2,354.51	$0.00	$0.00	$0.00	$0.00	$2,354.51
[redacted]	NET 10	($2,443.77)	($2,443.77)	$0.00	$0.00	$0.00	$0.00
[redacted]	COLLECTIONS	$27,134.24	$0.00	$0.00	$0.00	$0.00	$27,134.24
[redacted]	Net 30	($500.00)	$0.00	$0.00	($500.00)	$0.00	$0.00
[redacted]	NET 10	$173.69	$0.00	$0.00	$0.00	$0.00	$173.69
[redacted]	NET 10	$720.51	$0.00	$0.00	$0.00	$0.00	$720.51
[redacted]	NET 10	$15.43	$0.00	$0.00	$0.00	$0.00	$15.43
[redacted]	NET 10	$172.52	$0.00	$0.00	$0.00	$0.00	$172.52
[redacted]	NET 10	$3,624.96	$0.00	$0.00	$0.00	$0.00	$3,624.96
[redacted]	NET 10	$91.62	$0.00	$0.00	$0.00	$0.00	$91.62
[redacted]	NET 30 DAYS	$1,005.35	$0.00	$0.00	$0.00	$0.00	$1,005.35
[redacted]	NET 10	$869.69	$0.00	$0.00	$0.00	$0.00	$869.69
[redacted]	NET 10	$14.62	$0.00	$0.00	$0.00	$0.00	$14.62
[redacted]	NET 10	$93.59	$0.00	$0.00	$0.00	$0.00	$93.59
[redacted]	NET 10	$725.89	$0.00	$0.00	$0.00	$0.00	$725.89
[redacted]	NET 10	($63.65)	$0.00	$0.00	$0.00	$0.00	($63.65)
[redacted]	NET 30 DAYS	$2,381.37	$0.00	$0.00	$0.00	$0.00	$2,381.37
[redacted]	NET 10	$3,935.84	$0.00	$0.00	$0.00	$0.00	$3,935.84
[redacted]	NET 10	$20,864.16	$0.00	$0.00	$0.00	$0.00	$20,864.16
[redacted]	NET 30 DAYS	($69.57)	($69.57)	$0.00	$0.00	$0.00	$0.00

SMF Energy Corp.
A/R Aging - August 31, 2012
Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
[redacted]	NET 10	$4,427.35	$0.00	$0.00	$0.00	$0.00	$4,427.35
[redacted]	NET 10	$50,715.66	$0.00	$0.00	$0.00	$0.00	$50,715.66
[redacted]	NET 30 DAYS	$762.26	$0.00	$0.00	$0.00	$762.26	$0.00
[redacted]	NET 30 DAYS	$896.24	$0.00	$0.00	$0.00	$0.00	$896.24
[redacted]	NET 10	$50.95	$0.00	$0.00	$0.00	$0.00	$50.95
[redacted]	NET 10	$85,306.53	$0.00	$0.00	$0.00	$0.00	$85,306.53
[redacted]	COLLECTIONS	$3,489.59	$0.00	$0.00	$0.00	$0.00	$3,489.59
[redacted]	COLLECTIONS	$5,617.92	$0.00	$0.00	$0.00	$0.00	$5,617.92
[redacted]	Credit Card	$822.13	$0.00	$0.00	$0.00	$0.00	$822.13
[redacted]	Legal	$5,836.04	$0.00	$0.00	$0.00	$0.00	$5,836.04
[redacted]	NET 10	$1,696.26	$0.00	$0.00	$0.00	$0.00	$1,696.26
[redacted]	NET 10	($100.00)	$0.00	$0.00	$0.00	$0.00	($100.00)
[redacted]	Net 30	($145.00)	$0.00	$0.00	$0.00	$0.00	($145.00)
[redacted]	NET 10	$3,631.37	$0.00	$0.00	$0.00	$0.00	$3,631.37
[redacted]	Net 30	$225.00	$0.00	$0.00	$0.00	$0.00	$225.00
[redacted]	Net 30	($325.00)	$0.00	$0.00	($325.00)	$0.00	$0.00
[redacted]	Net 30	($250.00)	$0.00	$0.00	($250.00)	$0.00	$0.00
[redacted]	Net 30	$761.95	$0.00	$0.00	$0.00	$275.00	$486.95
[redacted]	Net 30	($235.00)	$0.00	$0.00	$0.00	($235.00)	$0.00
[redacted]	Legal	$2,050.00	$0.00	$0.00	$0.00	$0.00	$2,050.00
[redacted]	NET 30	($1,035.00)	$0.00	($1,035.00)	$0.00	$0.00	$0.00
[redacted]	NET 10	($8,105.70)	$0.00	$0.00	$0.00	($8,219.27)	$113.57
[redacted]	NET 30	($61.92)	$0.00	$0.00	$0.00	($61.92)	$0.00
[redacted]	NET 10	$360.86	$0.00	$0.00	$0.00	$0.00	$360.86
[redacted]	NET 30 DAYS	$24,672.96	$0.00	$0.00	$0.00	$0.00	$24,672.96
[redacted]	NET 30 DAYS	$17,218.79	$0.00	$0.00	$0.00	$0.00	$17,218.79
[redacted]	NET 30 DAYS	$16,957.25	$0.00	$0.00	$0.00	$0.00	$16,957.25
[redacted]	COLLECTIONS	$27,491.86	$0.00	$0.00	$0.00	$0.00	$27,491.86
[redacted]	Net 30	$580.00	$0.00	$0.00	$0.00	$0.00	$580.00
[redacted]	Net 30	$295.00	$0.00	$0.00	$0.00	$0.00	$295.00
[redacted]	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
[redacted]	NET 10	($479.41)	$0.00	$0.00	$0.00	($479.41)	$0.00
[redacted]	NET 20 DAYS	$14.82	$0.00	$0.00	$0.00	$0.00	$14.82
[redacted]	NET 20 DAYS	$0.23	$0.00	$0.00	$0.00	$0.00	$0.23

SMF Energy Corp.
A/R Aging - August 31, 2012
Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
[redacted]	NET 10	($98.81)	$0.00	$0.00	$0.00	$0.00	($98.81)
	NET 10	$292.53	$0.00	$0.00	$0.00	$0.00	$292.53
	NET 10	($1,513.19)	$0.00	$0.00	$0.00	$0.00	($1,513.19)
	Net 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	DO NOT SELL	$707.77	$0.00	$0.00	$0.00	$0.00	$707.77
	NET 10	($6,154.47)	($183.14)	($260.46)	$0.00	($4,277.96)	($1,432.91)
	NET 20 DAYS	$677.63	$0.00	$0.00	$0.00	$0.00	$677.63
	NET 20 DAYS	$12.31	$0.00	$0.00	$0.00	$0.00	$12.31
	NET 20 DAYS	$0.40	$0.00	$0.00	$0.00	$0.00	$0.40
	NET 10	($411.06)	$0.00	$0.00	$0.00	($411.06)	$0.00
	NET 10	$145.22	$0.00	$0.00	$0.00	$0.00	$145.22
	Net 30	($306.27)	$0.00	$0.00	($306.27)	$0.00	$0.00
	NET 10	$699.78	$0.00	$0.00	$0.00	$0.00	$699.78
	NET 10	($157.93)	$0.00	$0.00	$0.00	($157.93)	$0.00
	NET 20 DAYS	$8.62	$0.00	$0.00	$0.00	$0.00	$8.62
TOTAL		$1,169,303.57	($4,224.75)	($2,023.19)	($1,621.27)	($13,090.29)	$1,190,263.07

ATTACHMENT 2
MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount	
				$ -	
See attached				-	
				-	
				-	
				-	
				-	
				-	
TOTAL AMOUNT				$ -	(b)

☐ **Check here is pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.**

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only):

Opening balance	$ 181,722.28	(a)
PLUS: New Indebtedness Incurred This Month	549,724.69	
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	(586,155.57)	
	-	
PLUS/MINUS: Adjustments	-	
Ending Month Balance	$ 145,291.40	*

* July 2012 professional fee invoices are not included in this balance.

The previous month MOR included pre-petition A/P and this adjustment corrects the A/P to include only post-petition activity.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.

Secured Creditor / Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
None					
TOTAL		$ -	(d)		

(a) This number is carried from last month's report. For the first report only, this number will be zero.

(b,c)The total of line (b) must equal line (c).

(d)This number is reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

SMF ENERGY CORPORATION
Case No. 12-19084-RBR (Jointly Administered)
United States Bankruptcy Court
Southern District of Florida
Fort Lauderdale Division

SMF Energy Corporation Post-Petition Accounts Payable Aging as of August 31, 2012

PRELIMINARY DRAFT as of September 18, 2012:
This is a preliminary draft. It has been prepared based on preliminary information and assumptions. No one may rely on this draft. It is subject to change as additional information becomes available or is clarified.

Petition Date: April 15, 2012

Name	Document Date	Due Date	Current	41-60 Days	61-90 Days	91 and Over	Total
Holland & Knight, LLP	7/10/2012	7/10/2012	$ -	$ 867.30	$ -	$ -	$ 867.30
Holland & Knight, LLP	6/30/2012	6/30/2012	-	-	3,870.70	-	3,870.70
Holland & Knight, LLP	8/7/2012	8/7/2012	18.00	-	-	-	18.00
Holland & Knight, LLP	8/17/2012	8/17/2012	1,111.30	-	-	-	1,111.30
De La Hoz & Associates, PA	6/30/2012	6/30/2012	-	-	563.00	-	563.00
De La Hoz & Associates, PA	7/31/2012	7/31/2012	252.00	-	-	-	252.00
Kapila & Company (Note 1)	6/30/2012	6/30/2012	-	-	40,771.32	-	40,771.32
Kapila & Company	7/31/2012	7/31/2012	30,536.96	-	-	-	30,536.96
Shutts & Bowen, LLP	7/11/2012	8/11/2012	-	1,500.00	-	-	1,500.00
Shutts & Bowen, LLP	8/15/2012	8/15/2012	1,500.00	-	-	-	1,500.00
Ehrenstein, Charbonneau, Calderin	7/11/2012	7/11/2012	-	6,773.90	-	-	6,773.90
Ehrenstein, Charbonneau, Calderin	8/14/2012	8/14/2012	6,075.60	-	-	-	6,075.60
Genovese Joblove Battista	7/31/2012	7/31/2012	26,092.90	-	-	-	26,092.90
Genovese Joblove Battista	7/31/2012	7/31/2012	4,769.20	-	-	-	4,769.20
Genovese Joblove Battista	8/10/2012	8/10/2012	16,144.70	-	-	-	16,144.70
Bast Amron LLP	8/13/2012	8/13/2012	2,346.30	-	-	-	2,346.30
VAR Resources	8/13/2012	9/1/2012	765.23	-	-	-	765.23
Peak 10	8/31/2012	10/1/2012	793.37	-	-	-	793.37
FedEx	8/21/2012	9/5/2012	25.77	-	-	-	25.77
ADP	8/17/2012	8/24/2012	112.80	-	-	-	112.80
ADP	8/24/2012	8/31/2012	401.05	-	-	-	401.05
			$ 90,945.18	$ 9,141.20	$ 45,205.02	$ -	$ 145,291.40

Notes
1) GJB Trust Funds paid $126,547.43 of the invoice amount due.

ATTACHMENT 3
INVENTORY AND FIXED ASSET REPORT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$ -	
INVENTORY RECONCILIATION:		
Inventory Balance at Beginning of Month	$ -	(a)
PLUS: Inventory Purchased During Month	$ -	
MINUS: Inventory Used or Sold	$ -	
PLUS/MINUS: Adjustments or Write-downs	$ -	*
Inventory on Hand at End of Month	$ -	

METHOD OF COSTING INVENTORY: FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total Inventory
0.00%	*0.00%*	*0.00%*	*0.00%*	=	0% *

*Aging Percentages must equal 100%

☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: $ 3,744,475 (b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION: (First Report Only): Vehicles, furnishings, office equipment, machinery, etc.

FIXED ASSETS RECONCILIATION:		
Fixed Asset Book Value at Beginning of Month	$ -	(a)(b)
MINUS: Depreciation Expense	$ -	
PLUS: New purchases	$ -	
PLUS/MINUS: Adjustments or Write-downs	$ -	*
Ending Monthly Balance	$ -	

* An auction was conducted on 7/19/12 where all remaining furnishings and office equipment were sold. Accordingly, the remaining balance of fixed assets was adjusted to zero.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: An auction was conducted on July 19th, 2012 of the remaining furnishings and office equipment.

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Accounts Payable Account

ACCOUNT NUMBER: 4124321431

PURPOSE OF ACCOUNT: Operating

Ending Balance Per Bank Statement	$	-
Plus Total Amount of Outstanding Deposits	$	-
Minus Total Amount of Outstanding Checks and other debits	$	(2,850.86) *
Minus Service Charges	$	-
Ending Balance Per Check Register	$	(2,850.86) **(a)

***Debit cards are used by** ______

****If Closing Balance is negative, provide explanation:** ______

Since this account is setup as a ZBA account, it is only funded when the checks are presented to the bank. The funds will be automatically transferred by the bank from the Master Funding account to the A/P account when a check is presented against the account. Accordingly any outstanding checks will reflect as a negative balance until the checks are presented to the bank.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$ -	Transferred to Payroll Account
$ -	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

WellsOne® Account

WELLS FARGO

SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
4124321431	$0.00	$442.58	-$442.58	$0.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/01	107.29	ZBA Balance Account Transfer From 4124321423
	08/02	107.29	Hrtland Pmt Sys Hist Rtn 120802 650000003524157 Smf Energy Corporatio
	08/08	114.00	ZBA Balance Account Transfer From 4124321423
	08/09	114.00	Heartlndpmtsys Hist Rtn 120809 17542 Smf Energy Corporation
		$442.58	**Total electronic deposits/bank credits**
		$442.58	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/01	107.29	Hrtland Pmt Sys Txns/Fees 650000003524157 Smf Energy Corporatio
	08/02	107.29	ZBA Balance Account Transfer to 4124321423
	08/08	114.00	Heartlndpmtsys Receivable 080712 17542 Smf Energy Corporation
	08/09	114.00	ZBA Balance Account Transfer to 4124321423
		$442.58	**Total electronic debits/bank debits**
		$442.58	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
07/31	0.00	08/02	0.00	08/09	0.00
08/01	0.00	08/08	0.00		

Average daily ledger balance **$0.00**

Sheet Seq = 0074030
Sheet 00002 of 00002

ATTACHMENT 5A

CHECK REGISTER- OPERATING ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Accounts Payable Account

ACCOUNT NUMBER: **4124321431**

PURPOSE OF ACCOUNT: Operating

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount	
8/1/2012	ACH Debit	Heartland Payment Systems	Merchant Fees	$	107.29
8/8/2012	ACH Debit	Heartland Payment Systems	Merchant Fees		114.00
TOTAL				$	221.29

Stop payment issued:					
5/11/2012	100599	CT Corp. System	Professional fees		16,649.80
Total stop payments				**$**	**16,649.80**

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm

NAME OF BANK: **Wells Fargo** BRANCH: Cypress Creek Road

ACCOUNT NAME: **SMF Energy Corporation**
FKA Streicher Mobile Fueling Inc.
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: 2000011121866

PURPOSE OF ACCOUNT: Payroll

Ending Balance per Bank Statement	$	4,568.29	
Plus Total Amount of Outstanding Deposits	$	-	
Minus Total Amount of Outstanding Checks and other debits	$	-	*
Minus Service Charges	$	-	
Ending Balance Per Check Register	$	4,568.29	**(a)

***Debit cards must not be issued on this account.**

**** If Closing Balance is negative, provide explanation:**____________________________

The following disbursements were paid in Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

WELLS FARGO

SMF ENERGY CORPORATION
FKA STREICHER MOBILE FUELING INC
DEBTOR IN POSSESSION
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
2000011121866	$4,618.29	$0.00	-$50.00	$4,568.29

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/20	50.00	ADP TX/Fincl Svc ADP - Tax 120820 629024163849Lmp Smf Energy Corporation
		$50.00	**Total electronic debits/bank debits**
		$50.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
07/31	4,618.29	08/20	4,568.29

Average daily ledger balance **$4,598.93**

(182)
Sheet Seq = 0022545
Sheet 00001 of 00001

ATTACHMENT 5B

CHECK REGISTER- PAYROLL ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

NAME OF BANK: **Wells Fargo** Branch: Cypress Creek Road

ACCOUNT NAME: **SMF Energy Corporation**
FKA Streicher Mobile Fueling Inc.
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: 2000011121866

PURPOSE OF ACCOUNT: Payroll

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
08/20/12	ACH Debit	ADP	Payroll tax	$ 50.00
TOTAL				$ 50.00

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - MASTER FUNDING ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Master Funding Account

ACCOUNT NUMBER: 4124321423

PURPOSE OF ACCOUNT: Master Funding Account

Ending Balance Per Bank Statement	$ 220,599.31	
Plus Total Amount of Outstanding Deposits	$ -	
Minus Total Amount of Outstanding Checks and other debits	$ -	*
Minus Service Charges	$ -	
Ending Balance Per Check Register	$ 220,599.31	**(a)

***Debit cards are used by** ______

****If Closing Balance is negative, provide explanation:** ______

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$ -	Transferred to Payroll Account
$ -	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

WellsOne® Account

WELLS FARGO

SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
4124321423	$221,684.65	$4,126.62	-$5,211.96	$220,599.31

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/02	107.29	ZBA Funding Account Transfer From 4124321431
	08/02	832.98	ZBA Funding Account Transfer From 4124321456
	08/09	114.00	ZBA Funding Account Transfer From 4124321431
	08/10	1,688.75	ZBA Funding Account Transfer From 4124321456
	08/17	1,383.60	ZBA Funding Account Transfer From 4124321456
		$4,126.62	**Total electronic deposits/bank credits**
		$4,126.62	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/01	107.29	ZBA Funding Account Transfer to 4124321431
	08/01	832.98	ZBA Funding Account Transfer to 4124321456
	08/08	114.00	ZBA Funding Account Transfer to 4124321431
	08/08	426.00	ZBA Funding Account Transfer to 4124321456
	08/09	1,262.75	ZBA Funding Account Transfer to 4124321456
	08/13	1,750.63	ZBA Funding Account Transfer to 2079940014538

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/13	187.80	ZBA Funding Account Transfer to 4124321449
	08/13	530.51	ZBA Funding Account Transfer to 4124321456
		$5,211.96	**Total electronic debits/bank debits**
		$5,211.96	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
07/31	221,684.65	08/08	221,144.65	08/13	219,215.71
08/01	220,744.38	08/09	219,995.90	08/17	220,599.31
08/02	221,684.65	08/10	221,684.65		

Average daily ledger balance **$220,738.68**

Sheet Seq = 0074028
Sheet 00002 of 00002

ATTACHMENT 5C

CHECK REGISTER- MASTER FUNDING ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

NAME OF BANK: Wells Fargo Branch: Cypress Creek Road

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Master Funding Account

ACCOUNT NUMBER: **4124321423**

PURPOSE OF ACCOUNT: Master Funding Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
None				$ -
TOTAL				$ - (d)

ATTACHMENT 4D

MONTHLY SUMMARY OF BANK ACTIVITY - CASH COLLECTION ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Wells Fargo** BRANCH: Cypress Creek Road

ACCOUNT NAME: **SMF Energy Corporation**
DBA Streicher Mobile Fueling Inc.
Debtor In Possession
Atlanta Lockbox #932640

ACCOUNT NUMBER: 2000011121837

PURPOSE OF ACCOUNT: Cash Collection Account

Ending Balance Per Bank Statement	$	5,136,604.96	
Plus Total Amount of Outstanding Deposits	$	-	
Minus Total Amount of Outstanding Checks and other debits	$	-	*
Minus Service Charges	$	-	
Ending Balance Per Check Register	$	5,136,604.96	**(a)

***Debit cards are used by** ______

****If Closing Balance is negative, provide explanation:** ______

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$	-	Transferred to Payroll Account
$	-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

WellsOne® Account

Account number: **2000011121837** ■ August 1, 2012 - August 31, 2012 ■

WELLS FARGO

SMF ENERGY CORPORATION
DBA STREICHER MOBILE FUELING INC
DEBTOR IN POSSESSION
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
2000011121837	$5,065,005.56	$71,599.40	$0.00	$5,136,604.96

Credits

Deposits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/02	7,076.93	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	08/03	1,182.83	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	08/06	5,633.37	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	08/07	20,014.25	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	08/10	2,352.11	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	08/13	19,772.08	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	08/16	10,664.00	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	08/17	3,488.28	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
		$70,183.85	**Total deposits**

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/06	591.83	American Express Settlement 120806 4098407562 Smf Energy C4098407562
	08/31	823.72	Mansfield Oil CO AP ACH 120831 008670 Smf Energy Corp
		$1,415.55	**Total electronic deposits/bank credits**
		$71,599.40	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
07/31	5,065,005.56	08/03	5,073,265.32	08/07	5,099,504.77
08/02	5,072,082.49	08/06	5,079,490.52	08/10	5,101,856.88

Daily ledger balance summary *(continued)*

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/13	5,121,628.96	08/17	5,135,781.24	08/31	5,136,604.96
08/16	5,132,292.96				

Average daily ledger balance **$5,115,328.44**

ATTACHMENT 5D

CHECK REGISTER- CASH COLLECTION ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
DBA Streicher Mobile Fueling Inc.
Debtor In Possession
Atlanta Lockbox #932640

ACCOUNT NUMBER: 2000011121837

PURPOSE OF ACCOUNT: Cash Collection Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
None				
TOTAL				$ -

ATTACHMENT 4E

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
ACCOUNT NUMBER: 2079940014538

PURPOSE OF ACCOUNT: Control Disbursement

Ending Balance Per Bank Statement	$ -	
Plus Total Amount of Outstanding Deposits	$ -	
Minus Total Amount of Outstanding Checks and other debits	$ -	*
Minus Service Charges	$ -	
Ending Balance Per Check Register	$ -	**(a)

***Debit cards are used by** ______

****If Closing Balance is negative, provide explanation:** ______

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$ -	Transferred to Payroll Account
$ -	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Commercial Checking Account

Account number: **2079940014538** ■ August 1, 2012 - August 31, 2012 ■

WELLS FARGO

SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR
CO SONEET R KAPILA CRO
1000 S FEDERAL HWY STE 200
FT LAUDERDALE FL 33316-1237

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (164)
Controlled Disbursement-Savannah
301 Tryon Street
Charlotte, NC 28288

Account summary

Commercial Checking Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
2079940014538	$0.00	$1,750.63	-$1,750.63	$0.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/13	1,750.63	ZBA Balance Account Transfer From 4124321423
		$1,750.63	**Total electronic deposits/bank credits**
		$1,750.63	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/13	1,750.63	Client Analysis Srvc Chrg 120810 Svc Chge 0712 002079940014538
		$1,750.63	**Total electronic debits/bank debits**
		$1,750.63	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
07/31	0.00	08/13	0.00

Average daily ledger balance **$0.00**

(164)
Sheet Seq = 0008461
Sheet 00001 of 00001

ATTACHMENT 5E

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

NAME OF BANK: **Wells Fargo** BRANCH: **Cypress Creek Road**

ACCOUNT NAME: **SMF Energy Corporation**
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: **2079940014538**

PURPOSE OF ACCOUNT: Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
8/13/2012	ACH	Wells Fargo	Bank fees	$ 1,750.63
TOTAL				$ 1,750.63

ATTACHMENT 4F

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: **Bank of New York Mellon** BRANCH: **Pittsburgh, PA**

ACCOUNT NAME: **SMF Energy Corporation**
Checking
Chapter 11 Case No. 12-19084-RBR
ACCOUNT NUMBER: 92006885170465

PURPOSE OF ACCOUNT: Control Disbursement

Ending Balance Per Bank Statement	$	988,421.60
Plus Total Amount of Outstanding Deposits	$	-
Minus Total Amount of Outstanding Checks and other debits	$	(272,539.93) *
Minus Service Charges	$	-
Ending Balance Per Check Register	$	715,881.67 **(a)

***Debit cards are used by** ______

****If Closing Balance is negative, provide explanation:** ______

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
	$ -			

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$ -	Transferred to Payroll Account
$ -	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

BNY MELLON
PO BOX 535413
PITTSBURGH, PA 15253-5413

BNY MELLON

Statement Period
August 1 - August 31, 2012

12-19084
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

1000 SOUTH FEDERAL HIGHWAY
SUITE 200
FORT LAUDERDALE, FL 33316

For Customer Service
Call 1-800-634-7734, Ext. 8
Email BMSBankingCenter@bms7.com

CONSOLIDATED BALANCE SUMMARY

	Maturity Date	Ending Balance Prior Period	Ending Balance This Period
CHECKING ACCOUNT			
92006885170465		$1,153,105.14	$988,421.60
Total		$1,153,105.14	$988,421.60

Important Information Regarding Your Account

IN OBSERVANCE OF COLUMBUS DAY ON OCTOBER 8TH, BNY MELLON WILL BE CLOSED, ALTHOUGH THE BMS BANKING CENTER WILL BE AVAILABLE FOR ASSISTANCE. BANKING TRANSACTIONS CONDUCTED THAT DAY WILL BE POSTED THE FOLLOWING BUSINESS DAY. THE BMS BANKING CENTER IS AVAILABLE FOR ASSISTANCE MON-FRI 8AM TO 8PM ET AT (800)634-7734, OPT 8.

As of August 31, 2012, the funds for this case were on deposit in the following institutions as shown below:

First TN	$239,921.60	Zions First National Bank	$249,500.00
Union Bank	$0.00	New York Community	$249,500.00
Citi	$249,500.00		
		Grand Total:	**$988,421.60**

BNY MELLON
PO BOX 535413
PITTSBURGH, PA 15253-5413

BNY MELLON

Statement Period
August 1 - August 31, 2012

12-19084
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY | **Account No. 92006885170465**

	Instances	Amount
Beginning Balance		$1,153,105.14
Deposits and Additions	4	$189,027.20
Withdrawals	70	$(353,710.74)
Ending Balance	74	$988,421.60

TRANSACTION DETAIL

Date	Description	Debits	Credits	Balance
08/01	CHECK # 0000001035	$(180.00)		$1,152,925.14
08/02	DEPOSIT # 0000100008		$112,144.45	$1,265,069.59
08/03	CHECK # 0000001045	$(42,094.33)		$1,222,975.26
08/03	CHECK # 0000001041	$(20,000.00)		$1,202,975.26
08/03	CHECK # 0000001046	$(2,137.38)		$1,200,837.88
08/03	CHECK # 0000001070	$(1,593.20)		$1,199,244.68
08/03	CHECK # 0000001040	$(650.00)		$1,198,594.68
08/03	CHECK # 0000001039	$(325.00)		$1,198,269.68
08/03	CHECK # 0000001055	$(120.00)		$1,198,149.68
08/06	CHECK # 0000001042	$(15,482.80)		$1,182,666.88
08/06	CHECK # 0000001047	$(6,300.22)		$1,176,366.66
08/06	CHECK # 0000001043	$(3,469.20)		$1,172,897.46
08/06	CHECK # 0000001044	$(2,252.00)		$1,170,645.46
08/06	CHECK # 0000001050	$(1,600.00)		$1,169,045.46
08/06	CHECK # 0000001034	$(1,419.00)		$1,167,626.46
08/06	CHECK # 0000001054	$(792.00)		$1,166,834.46
08/06	CHECK # 0000001052	$(435.00)		$1,166,399.46
08/06	CHECK # 0000001057	$(339.77)		$1,166,059.69
08/06	CHECK # 0000001058	$(197.14)		$1,165,862.55
08/06	CHECK # 0000001060	$(156.70)		$1,165,705.85
08/06	CHECK # 0000001061	$(115.87)		$1,165,589.98
08/06	CHECK # 0000001067	$(101.31)		$1,165,488.67
08/06	CHECK # 0000001059	$(91.60)		$1,165,397.07
08/06	CHECK # 0000001025	$(14.30)		$1,165,382.77
08/07	CHECK # 0000001072	$(4,113.01)		$1,161,269.76
08/07	CHECK # 0000001053	$(1,170.00)		$1,160,099.76
08/07	CHECK # 0000001069	$(765.23)		$1,159,334.53
08/07	CHECK # 0000001066	$(159.00)		$1,159,175.53
08/07	CHECK # 0000001065	$(112.78)		$1,159,062.75
08/07	CHECK # 0000001056	$(63.95)		$1,158,998.80
08/07	CHECK # 0000001064	$(54.27)		$1,158,944.53
08/07	CHECK # 0000001063	$(53.27)		$1,158,891.26
08/07	CHECK # 0000001062	$(51.55)		$1,158,839.71
08/08	DEPOSIT # 0000100009		$70,317.50	$1,229,157.21
08/08	CHECK # 0000001049	$(43,452.68)		$1,185,704.53
08/08	CHECK # 0000001048	$(28,722.60)		$1,156,981.93

BNY MELLON
PO BOX 535413
PITTSBURGH, PA 15253-5413

BNY MELLON

Statement Period
August 1 - August 31, 2012

12-19084
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY **Account No. 92006885170465**

TRANSACTION DETAIL CONTINUED

Date	Description	Debits	Credits	Balance
08/08	CHECK # 0000001051	$(5,700.00)		$1,151,281.93
08/08	CHECK # 0000001068	$(345.32)		$1,150,936.61
08/09	CHECK # 0000001038	$(459.03)		$1,150,477.58
08/13	CHECK # 0000001086	$(2,500.00)		$1,147,977.58
08/13	CHECK # 0000001079	$(90.00)		$1,147,887.58
08/13	CHECK # 0000001083	$(60.38)		$1,147,827.20
08/14	CHECK # 0000001076	$(2,040.00)		$1,145,787.20
08/14	CHECK # 0000001078	$(1,200.00)		$1,144,587.20
08/14	CHECK # 0000001077	$(330.00)		$1,144,257.20
08/16	DEPOSIT # 0000100010		$968.79	$1,145,225.99
08/16	CHECK # 0000001085	$(4,119.82)		$1,141,106.17
08/16	CHECK # 0000001084	$(14.80)		$1,141,091.37
08/17	CHECK # 0000001071	$(2,198.60)		$1,138,892.77
08/21	CHECK # 0000001092	$(127,139.67)		$1,011,753.10
08/21	CHECK # 0000001073	$(4,500.00)		$1,007,253.10
08/21	CHECK # 0000001090	$(2,220.00)		$1,005,033.10
08/21	CHECK # 0000001089	$(210.00)		$1,004,823.10
08/22	DEPOSIT # 0000100011		$5,596.46	$1,010,419.56
08/22	CHECK # 0000001087	$(60.00)		$1,010,359.56
08/23	CHECK # 0000001075	$(960.00)		$1,009,399.56
08/23	CHECK # 0000001091	$(412.50)		$1,008,987.06
08/23	CHECK # 0000001088	$(220.00)		$1,008,767.06
08/27	CHECK # 0000001106	$(29.55)		$1,008,737.51
08/28	CHECK # 0000001081	$(8,656.40)		$1,000,081.11
08/28	CHECK # 0000001080	$(4,328.00)		$995,753.11
08/28	CHECK # 0000001082	$(2,042.40)		$993,710.71
08/28	CHECK # 0000001100	$(1,593.20)		$992,117.51
08/28	CHECK # 0000001099	$(741.94)		$991,375.57
08/28	CHECK # 0000001105	$(511.58)		$990,863.99
08/28	CHECK # 0000001095	$(375.00)		$990,488.99
08/28	CHECK # 0000001104	$(214.50)		$990,274.49
08/28	CHECK # 0000001101	$(108.00)		$990,166.49
08/28	CHECK # 0000001098	$(30.00)		$990,136.49
08/29	CHECK # 0000001103	$(221.89)		$989,914.60
08/29	CHECK # 0000001102	$(45.00)		$989,869.60
08/30	CHECK # 0000001107	$(1,038.00)		$988,831.60
08/30	CHECK # 0000001094	$(300.00)		$988,531.60
08/31	CHECK # 0000001093	$(110.00)		$988,421.60
Totals		$(353,710.74)	$189,027.20	

(* Indicates a break in the check sequence)

CHECKS PAID IN NUMERIC ORDER

Check No.	Date	Amount	Check No.	Date	Amount	Check No.	Date	Amount
1025	08/06	$14.30	1034 *	08/06	$1,419.00	1035	08/01	$180.00

BNY MELLON
PO BOX 535413
PITTSBURGH, PA 15253-5413

BNY MELLON

Statement Period
August 1 - August 31, 2012

12-19084
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY **Account No. 92006885170465**

(* Indicates a break in the check sequence) **CHECKS PAID IN NUMERIC ORDER CONTINUED**

Check No.	Date	Amount	Check No.	Date	Amount	Check No.	Date	Amount
1038 *	08/09	$459.03	1061	08/06	$115.87	1084	08/16	$14.80
1039	08/03	$325.00	1062	08/07	$51.55	1085	08/16	$4,119.82
1040	08/03	$650.00	1063	08/07	$53.27	1086	08/13	$2,500.00
1041	08/03	$20,000.00	1064	08/07	$54.27	1087	08/22	$60.00
1042	08/06	$15,482.80	1065	08/07	$112.78	1088	08/23	$220.00
1043	08/06	$3,469.20	1066	08/07	$159.00	1089	08/21	$210.00
1044	08/06	$2,252.00	1067	08/06	$101.31	1090	08/21	$2,220.00
1045	08/03	$42,094.33	1068	08/08	$345.32	1091	08/23	$412.50
1046	08/03	$2,137.38	1069	08/07	$765.23	1092	08/21	$127,139.67
1047	08/06	$6,300.22	1070	08/03	$1,593.20	1093	08/31	$110.00
1048	08/08	$28,722.60	1071	08/17	$2,198.60	1094	08/30	$300.00
1049	08/08	$43,452.68	1072	08/07	$4,113.01	1095	08/28	$375.00
1050	08/06	$1,600.00	1073	08/21	$4,500.00	1098 *	08/28	$30.00
1051	08/08	$5,700.00	1075 *	08/23	$960.00	1099	08/28	$741.94
1052	08/06	$435.00	1076	08/14	$2,040.00	1100	08/28	$1,593.20
1053	08/07	$1,170.00	1077	08/14	$330.00	1101	08/28	$108.00
1054	08/06	$792.00	1078	08/14	$1,200.00	1102	08/29	$45.00
1055	08/03	$120.00	1079	08/13	$90.00	1103	08/29	$221.89
1056	08/07	$63.95	1080	08/28	$4,328.00	1104	08/28	$214.50
1057	08/06	$339.77	1081	08/28	$8,656.40	1105	08/28	$511.58
1058	08/06	$197.14	1082	08/28	$2,042.40	1106	08/27	$29.55
1059	08/06	$91.60	1083	08/13	$60.38	1107	08/30	$1,038.00
1060	08/06	$156.70						

Total Checks Paid: $353,710.74

As of August 31, 2012, the funds for this account were on deposit in the following institutions as shown below:

First TN	$239,921.60	Zions First National Bank	$249,500.00
Union Bank	$0.00	New York Community	$249,500.00
Citi	$249,500.00		
		Grand Total:	**$988,421.60**

Check Number: 1025 **Pay Date: 08/06/2012 Amount: $14.30**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1025

SONEET R. KAPILA, CRO
PO BOX 14117
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) 006885170465	Date 07/20/2012
EXPENSES	$ **********14.30

---Fourteen Dollars and 30/100

Pay to the Order of KAREN FUGATE

SONEET R. KAPILA, CRO

⑈00001025⑈ ⑆043302493⑆9200688517046 5⑈

338107096112 115410 20120806 000092006885170465
TRN_DEBIT AALLNUT 1430
New Smyrna Beach 0380 94004 3381 4 0078

X Karen Fugate

Check Number: 1034 **Pay Date: 08/06/2012 Amount: $1,419.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1034
80-249 / 433

SONEET R. KAPILA, CRO

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) - 006885170465	Date 07/24/2012
CONTRACT WORK FOR 7.16 TO 7.20	$ *******1,419.00

---One Thousand Four Hundred Nineteen Dollars and 00/100

Pay to the Order of ABRAHAM TATIS

SONEET R. KAPILA, CRO

⑈00001034⑈ ⑆043302493⑆9200688517046 5⑈

3780543970

X ABRAHAM TATIS

Check Number: 1035 **Pay Date: 08/01/2012 Amount: $180.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1035
60-249/433

SONEET R. KAPILA, CRO
P.O. BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465
CONTRACT WORK FOR 7.16 TO 7.21

Date 07/24/2012

$ *********180.00

---One Hundred Eighty Dollars and 00/100

Pay to the Order of KAREN HILL

SONEET R. KAPILA, CRO

⑈00001035⑈ ⑆043302493⑆9200688517046 5⑈

x Karen L Hill

Check Number: 1038 **Pay Date: 08/09/2012 Amount: $459.03**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1038
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
006885170465
INVOICE #2554691 CUSTOMER # 392837

Date 07/24/2012

$ *********459.03

---Four Hundred Fifty-Nine Dollars and 03/100

Pay to the Order of GOOGLE, INC.

SONEET R. KAPILA, CRO

⑈00001038⑈ ⑆043302493⑆9200688517046 5⑈

PAY TO THE ORDER OF
WELLS FARGO BANK, N.A.
FOR DEPOSIT ONLY

Check Number: 1039 **Pay Date: 08/03/2012** **Amount: $325.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1039
60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE: ( )
006885170465
US TRUSTEE FEES 2ND QUARTER 2012, ACCOUNT #310-12-19087, STREICHER REALTY, INC.

Date 07/27/2012

$ *********325.00

---Three Hundred Twenty-Five Dollars and 00/100

Pay to the Order of U.S. TRUSTEE
PO BOX 530202
ATLANTA GA 30353-0202

SONEET R. KAPILA, CRO

⑈0000 1039⑈ ⑆043302493⑆9 2006885170465⑈

>0410-3601-7<
US TREAS DG-ECP
20120802

Check Number: 1040 **Pay Date: 08/03/2012** **Amount: $650.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1040
60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290953

SMF ENERGY CORPORATION (12-19084 RBR) PHONE: ( )
006885170465
US TRUSTEE FEES 2ND QUARTER 2012 ACCOUNT #310-12-19086, SMF SERVICES, INC.

Date 07/27/2012

$ *********650.00

---Six Hundred Fifty Dollars and 00/100

Pay to the Order of U.S. TRUSTEE
PO BOX 530202
ATLANTA GA 30353-0202

SONEET R. KAPILA, CRO

⑈0000 1040⑈ ⑆043302493⑆9 2006885170465⑈

>0410-3601-7<
US TREAS DG-ECP
20120802

Check Number: 1041 **Pay Date: 08/03/2012 Amount: $20,000.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1041
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding — TID # 290912

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
006885170465
US TRUSTEE FEES, 2ND QUARTER 2012, ACCOUNT #310-12-19084, SMF ENERGY CORP.

Date 07/27/2012

$ ******20,000.00

---Twenty Thousand Dollars and 00/100

Pay to the Order of: U.S. TRUSTEE
PO BOX 530202
ATLANTA GA 30353-0202

SONEET R. KAPILA, CRO

⑈0000104 1⑈ ⑆043302493⑆9 2006885170465⑈

>0410-3601-7<
US TREAS DG-ECP
20120802

Check Number: 1042 **Pay Date: 08/06/2012 Amount: $15,482.80**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

16X

THE BANK OF NEW YORK MELLON

1042
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding — TID # 290912

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( )
006885170465
PROFESSIONAL FEES, INVOICE 2797689, APRIL & MAY 2012

Date 08/01/2012

$ ******15,482.80

---Fifteen Thousand Four Hundred Eighty-Two Dollars and 80/100

Pay to the Order of: HOLLAND & KNIGHT, LLP
PO BOX 864084
ORLANDO FL 32886-4084

SONEET R. KAPILA, CRO

⑈0000104 2⑈ ⑆043302493⑆9 2006885170465⑈

CR TO ACCT OF PAYEE ABS OF END GTD 11/7/HA LBX
20100023904 1 864084-297-16-08-06-2012

X

Check Number: 1043 Pay Date: 08/06/2012 Amount: $3,469.20

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FACING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1043

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465

PROFESSIONAL FEES. INVOICE 2809330, JUNE 2012

Date 08/01/2012

$ *******3,469.20

---Three Thousand Four Hundred Sixty-Nine Dollars and 20/100

Pay to the Order of HOLLAND & KNIGHT, LLP
PO BOX 864084
ORLANDO FL 32886-4084

SONEET R. KAPILA, CRO

⑈00001043⑈ ⑆043302493⑆9200688517046 5⑈

CR TO ACCT OF PAYEE ABS OF END GTD WFNA LBX

Check Number: 1044 Pay Date: 08/06/2012 Amount: $2,252.00

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FACING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1044

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465

PROFESSIONAL FEES. INVOICE 109979, JUNE 2012

Date 08/01/2012

$ *******2,252.00

---Two Thousand Two Hundred Fifty-Two Dollars and 00/100

Pay to the Order of DE LA HOZ & ASSOCIATES, P.A.
304 PALERMO AVE
CORAL GABLES FL 33134

SONEET R. KAPILA, CRO

⑈00001044⑈ ⑆043302493⑆9200688517046 5⑈

For deposit only
DE LA HOZ & ASSOCIATES

Check Number: 1045 **Pay Date: 08/03/2012** **Amount: $42,094.33**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FACING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1045

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465

Date 08/01/2012

PROFESSIONAL FEES INVOICE 94201 JUNE 2012

$ ******42,094.33

---Forty-Two Thousand Ninety-Four Dollars and 33/100

Pay to the Order of KAPILA & COMPANY

SONEET R. KAPILA, CRO

⑈0000104 5⑈ ⑆043302493⑆9 2006885170465⑈

X Pay to the order - Northern Trust Bank of Florida
066009650
Kapila & Company
1410018982

08/02/2012 10:49:29 AM 181 0000905 FD12 00025 421051399 2 1

Check Number: 1046 **Pay Date: 08/03/2012** **Amount: $2,137.38**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FACING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1046

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465

Date 08/01/2012

ADMINISTRATIVE EXPENSE PER ORDER (DE #143)

$ *******2,137.38

---Two Thousand One Hundred Thirty-Seven Dollars and 38/100

Pay to the Order of KAPILA & COMPANY

SONEET R. KAPILA, CRO

⑈0000104 6⑈ ⑆043302493⑆9 2006885170465⑈

X Pay to the order - Northern Trust Bank of Florida
066009650
Kapila & Company
1410018982

08/02/2012 10:50:20 AM 181 0000905 FD12 00025 421051414 2 1

Check Number: 1047 **Pay Date: 08/06/2012 Amount: $6,300.22**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1047

66-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding — TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
0068851704 65

Date 08/01/2012

PROFESSIONAL FEES INVOICE 822055 JUNE 2012

$ *******6,300.22

---Six Thousand Three Hundred Dollars and 22/100

Pay to the Order of: SHUTTS & BOWEN, LLP
1500 MIAMI CENTER
201 SOUTH BISCAYNE BLVD
MIAMI FL 33131-9767

SONEET R. KAPILA, CRO

⑈0000 1047⑈ ⑆043302493⑆9 2006885 1704 65⑈

8/3/2012 125205311 SunTrust OCD

PAY TO THE ORDER OF
SUNTRUST
FOR DEPOSIT ONLY
SHUTTS & BOWEN
OPERATING ACCOUNT
0189001217220

Check Number: 1048 **Pay Date: 08/08/2012 Amount: $28,722.60**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1048

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding — TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
0068851704 65

Date 08/01/2012

PROFESSIONAL FEES INVOICE 4505, JUNE 2012

$ ******28,722.60

---Twenty-Eight Thousand Seven Hundred Twenty-Two Dollars and 60/100

Pay to the Order of: EHRENSTEIN, CHARBONNEAU, CALDERIN
501 BRICKELL KEY DRIVE
SUITE 300
MIAMI FL 33131

1365,001 (#4505)

SONEET R. KAPILA, CRO

⑈0000 1048⑈ ⑆043302493⑆9 2006885 1704 65⑈

768 08/07/2012 182 13 1 0

PAY TO THE ORDER OF
Sabadell United Bank
FOR DEPOSIT ONLY
EHRENSTEIN CHARBONNEAU CALDERIN
OPERATING ACCOUNT

Check Number: 1049 **Pay Date: 08/08/2012 Amount: $43,452.68**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1049

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
PROFESSIONAL FEES. INVOICE 1727, JUNE 2012

Date 08/01/2012

$ ******43,452.68

---Forty-Three Thousand Four Hundred Fifty-Two Dollars and 68/100

Pay to the Order of
TRUSTEE SERVICES, INC
1776 N. PINE ISLAND ROAD
SUITE 102
PLANTATION FL 33322

SONEET R. KAPILA, CRO

⑈0000 1049⑈ ⑆04330 2493⑆9 200688517046 5⑈

FOR DEPOSIT ONLY
TO THE ACCOUNT OF WITHIN NAMED PAYEE-
TRUSTEE SERVICES, INC. OR
KENNETH WELT AS TRUSTEE, RECEIVER,
ASSIGNEE OR PROPERTY MANAGER
BANKUNITED BANK

Check Number: 1050 **Pay Date: 08/06/2012 Amount: $1,600.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1050

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
CONTRACT WORK FOR PERIOD 7.23 TO 7.28

Date 08/01/2012

$ *******1,600.00

---One Thousand Six Hundred Dollars and 00/100

Pay to the Order of KATHERINE SUTTON

SONEET R. KAPILA, CRO

⑈0000 1050⑈ ⑆04330 2493⑆9 200688517046 5⑈

X Katherine Sutton
3802442032

Check Number: 1051 **Pay Date: 08/08/2012 Amount: $5,700.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1051
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) - 006885170465	Date 08/01/2012
CONTRACT WORK FOR 7.23 TO 7.28	$ *******5,700.00

---Five Thousand Seven Hundred Dollars and 00/100

Pay to the Order of TIM SHAW

SONEET R. KAPILA, CRO

⑈00001051⑈ ⑆043302493⑆9200688517046 5⑈

X

Check Number: 1052 **Pay Date: 08/06/2012 Amount: $435.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1052
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) - 006885170465	Date 08/01/2012
CONTRACT WORK FOR 7.23 TO 7.28	$ *********435.00

---Four Hundred Thirty-Five Dollars and 00/100

Pay to the Order of EULA REEVES

SONEET R. KAPILA, CRO

⑈00001052⑈ ⑆043302493⑆9200688517046 5⑈

X Eula Reeves
For Deposit Only

20120803-0008-00067-00081

>267083763< BankAtlantic
Fort Lauderdale, FL 33309
20120803 0008 0067 0081

Check Number: 1053 **Pay Date: 08/07/2012 Amount: $1,170.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1053
60-249/433

VOID AFTER 90 DAYS

TID # 290952

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( )	Date 08/01/2012
CONTRACT WORK FOR 7.23 TO 7.28	$ *******1,170.00

---One Thousand One Hundred Seventy Dollars and 00/100

Pay to the Order of CHRISTINE WATTERS

SONEET R. KAPILA, CRO

⑈00001053⑈ ⑆043302493⑆9200688517046 5⑈

PAY TO THE ORDER OF
BANK OF AMERICA
DEPOSIT ONLY FOR SH.M.H.R. INC

Check Number: 1054 **Pay Date: 08/06/2012 Amount: $792.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1054
60-249/433

SONEET R. KAPILA, CRO

VOID AFTER 90 DAYS

TID # 290952

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) 006885170465	Date 08/01/2012
CONTRACT WORK FOR 7.23 TO 7.28	$ *********792.00

---Seven Hundred Ninety-Two Dollars and 00/100

Pay to the Order of ABRAHAM TATIS

SONEET R. KAPILA, CRO

⑈00001054⑈ ⑆043302493⑆9200688517046 5⑈

3780543969

Check Number: 1055 **Pay Date: 08/03/2012 Amount: $120.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FACING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1055
60-240/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) - 006885170465	Date 08/01/2012
CONTRACT WORK FOR 7.23 TO 7.28	$ *********120.00

---One Hundred Twenty Dollars and 00/100

Pay to the Order of KAREN HILL

SONEET R. KAPILA, CRO

⑈00001055⑈ ⑆043302493⑆9200688517046 5⑈

Check Number: 1056 **Pay Date: 08/07/2012 Amount: $63.95**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FACING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1056
60-240/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) - 006885170465	Date 08/01/2012
ACCOUNT #415251591	$ **********63.95

---Sixty-Three Dollars and 95/100

Pay to the Order of CENTURYLINK
PO BOX 4300
CAROL STREAM IL 60197-4300

SONEET R. KAPILA, CRO

⑈00001056⑈ ⑆043302493⑆9200688517046 5⑈

PAY TO THE ORDER OF
REGIONS BANK
FOR DEPOSIT ONLY
DDA (4206227333)

0089101 296 080612 306

Check Number: 1057 **Pay Date: 08/06/2012 Amount: $339.77**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1057

60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) - 006885170465	Date 08/01/2012
DELIVERY SERVICES 1234-3646-5	$ *********339.77

---Three Hundred Thirty-Nine Dollars and 77/100

Pay to the Order of FEDEX
PO BOX 660481
DALLAS TX 75266-0481

SONEET R. KAPILA, CRO

⑈00001057⑈ ⑆043302493⑆9200688517046 5⑈ ⑇0000033977⑇

9130540950

Check Number: 1058 **Pay Date: 08/06/2012 Amount: $197.14**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1058

60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) - 006885170465	Date 08/01/2012
DELIVERY SERVICES 1234-3646-5	$ *********197.14

---One Hundred Ninety-Seven Dollars and 14/100

Pay to the Order of FEDEX
PO BOX 660481
DALLAS TX 75266-0481

SONEET R. KAPILA, CRO

⑈00001058⑈ ⑆043302493⑆9200688517046 5⑈ ⑇0000019714⑇

9130540949

Check Number: 1059 **Pay Date: 08/06/2012 Amount: $91.60**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1059

60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) - 006885170465	Date 08/06/2012
ACCOUNT #2-34-560-2139	$ **********91.60

---Ninety-One Dollars and 60/100

Pay to the Order of SOUTHERN CALIFORNIA EDISON
PO BOX 300
ROSEMEAD CA 91772-001

SONEET R. KAPILA, CRO

⑈0000 1059⑈ ⑆043302493⑆9 200688517046 5⑈

For Deposit Only
S.Cal. Edison Co.
9554 2 [illegible] 08032012 0404 1

Check Number: 1060 **Pay Date: 08/06/2012 Amount: $156.70**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1060

60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) - 006885170465	Date 08/06/2012
ACCOUNT #2-34-060-3296	$ *********156.70

---One Hundred Fifty-Six Dollars and 70/100

Pay to the Order of SOUTHERN CALIFORNIA EDISON
PO BOX 300
ROSEMEAD CA 91772-001

SONEET R. KAPILA, CRO

⑈0000 1060⑈ ⑆043302493⑆9 200688517046 5⑈

For Deposit Only
S.Cal. Edison Co.
9554 2 [illegible] 08032012 0406 1

Check Number: 1061 **Pay Date: 08/06/2012 Amount: $115.87**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

1061
60-249/433

VOID AFTER 90 DAYS

Regarding TID # 290953

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) - 006885170465	Date 08/01/2012
ACCOUNT #2-34-660-1447	$ *********115.87

---One Hundred Fifteen Dollars and 87/100

Pay to the Order of SOUTHERN CALIFORNIA EDISON
PO BOX 300
ROSEMEAD CA 91772-001

SONEET R. KAPILA, CRO

⑈0000106 1⑈ ⑆043302493⑆9 2006885170465⑈

For Deposit Only
S.Cal. Edison Co.

Check Number: 1062 **Pay Date: 08/07/2012 Amount: $51.55**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

1062
60-249/433

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) - 006885170465	Date 08/01/2012
ACCOUNT 3628248696919 3	$ **********51.55

---Fifty-One Dollars and 55/100

Pay to the Order of SPARKLETTS
PO BOX 660579
DALLAS TX 75266-0579

SONEET R. KAPILA, CRO

⑈0000106 2⑈ ⑆043302493⑆9 2006885170465⑈

000026 119 080612 0891 BNYMELLON
003628248696919 DAL CRED TO PAYEE
026-4751/660579 ABS END GUAR
080612 171144 120 240

Check Number: 1063 **Pay Date: 08/07/2012** **Amount: $53.27**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

VOID

THE BANK OF NEW YORK MELLON

1063

60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
006885170465

Date 08/01/2012

ACCOUNT 2586249588510

$ **********53.27

---Fifty-Three Dollars and 27/100

Pay to the Order of SPARKLETTS
PO BOX 660579
DALLAS TX 75266-0579

SONEET R. KAPILA, CRO

⑈00001063⑈ ⑆043302493⑆9200688517046 5⑈

000026 118 080612 0891 BNYMELLON
002586249588510 DAL CRED TO PAYEE
026-4751/660579 ABS END GUAR
080612 171144 119 238

Check Number: 1064 **Pay Date: 08/07/2012** **Amount: $54.27**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

VOID

THE BANK OF NEW YORK MELLON

1064

60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
006885170465

Date 08/01/2012

ACCOUNT 2585415453735

$ **********54.27

---Fifty-Four Dollars and 27/100

Pay to the Order of SPARKLETTS
PO BOX 660579
DALLAS TX 75266-0579

SONEET R. KAPILA, CRO

⑈00001064⑈ ⑆043302493⑆9200688517046 5⑈

000026 117 080612 0891 BNYMELLON
002585415453735 DAL CRED TO PAYEE
026-4751/660579 ABS END GUAR
080612 171144 118 236

Check Number: 1065 **Pay Date: 08/07/2012** **Amount: $112.78**

THE BANK OF NEW YORK MELLON

1065

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465
ACCOUNT 12336805201555

Date 08/01/2012

$ **********112.78

---One Hundred Twelve Dollars and 78/100

Pay to the Order of CRYSTAL SPRINGS
PO BOX 660579
DALLAS TX 75266-0579

SONEET R. KAPILA, CRO

⑈00001065⑈ ⑆043302493⑆9200688517046 5⑈

000026 120 080612 0891 BNYMELLON
001233880521155 DAL CRED TO PAYEE
026-4751/660579 ABS END GUAR
080612 171144 121 242

Check Number: 1066 **Pay Date: 08/07/2012** **Amount: $159.00**

THE BANK OF NEW YORK MELLON

1066

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465
CONTRACT # 019-1034446-001

Date 08/01/2012

$ **********159.00

---One Hundred Fifty-Nine Dollars and 00/100

Pay to the Order of LEAF
PO BOX 644006
CINCINNATI OH 45264-4006

SONEET R. KAPILA, CRO

⑈00001066⑈ ⑆043302493⑆9200688517046 5⑈ ⑈0000015900⑈

5025515929

US BANK NA
ST PAUL MN
LEAF FINANCIAL

Check Number: 1067 **Pay Date: 08/06/2012 Amount: $101.31**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1067

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( )
006885170465

CUSTOMER # SM11558

Date 08/01/2012

$ *********101.31

---One Hundred One Dollars and 31/100

Pay to the Order of COMFORT HOUSE, INC.
2450 TITAN ROW
ORLANDO FL 32809

SONEET R. KAPILA, CRO

⑈00001067⑈ ⑆043302493⑆9200688517046 5⑈

>063111169< 005000020001002360 08-03-12
OLD FLORIDA NATIONAL BANK
MEDICAL DISTRICT

PAY TO THE ORDER OF
OLD FLORIDA NATIONAL BANK
ORLANDO, FL 32801
FOR DEPOSIT ONLY
COMFORT HOUSE INC

Check Number: 1068 **Pay Date: 08/08/2012 Amount: $345.32**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1068

SONEET R. KAPILA, CRO
PO BOX 14215
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( )
006885170465

EXPENSE REIMBURSEMENT

Date 08/01/2012

$ *********345.32

---Three Hundred Forty-Five Dollars and 32/100

Pay to the Order of TIMOTHY SHAW

SONEET R. KAPILA, CRO

⑈00001068⑈ ⑆043302493⑆9200688517046 5⑈

Check Number: 1069 **Pay Date: 08/07/2012 Amount: $765.23**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1069

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 290952

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
006885170465
ACCOUNT 001-0006307-001

Date 08/01/2012

$ *********765.23

---Seven Hundred Sixty-Five Dollars and 23/100

Pay to the Order of
VAR RESOURCES
PO BOX 6434
CAROL STREAM IL 60197-6434

SONEET R. KAPILA, CRO

⑈00001069⑈ ⑆043302493⑆9200688517046 5⑈

---0919098907004---004--Check21-- Dep to WFB NA
Regulus-Chicago 4100053040 080612
457623 004 457524 1 4 94

Check Number: 1070 **Pay Date: 08/03/2012 Amount: $1,593.20**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1070

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 290952

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
006885170465
STORAGE RENT FOR ACCOUNT 6276768

Date 08/01/2012

$ *******1,593.20

---One Thousand Five Hundred Ninety-Three Dollars and 20/100

Pay to the Order of
PUBLIC STORAGE
5089 N. STATE ROAD 7
FORT LAUDERDALE FL 33309

SONEET R. KAPILA, CRO

⑈00001070⑈ ⑆043302493⑆9200688517046 5⑈

<042000314> 08022012 4224400076

FOR DEPOSIT ONLY
PUBLIC STORAGE #25829
7023340314

Check Number: 1071 **Pay Date: 08/17/2012** **Amount: $2,198.60**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1071

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE:( )

Date 08/02/2012

PAYMENT FOR DEPOSIT MADE IN ERROR. A/R INVOICE 00248401

$ *******2,198.60

---Two Thousand One Hundred Ninety-Eight Dollars and 60/100

Pay to the Order of H&W PETROLEUM COMPANY

SONEET R. KAPILA, CRO

⑆00001071⑆ ⑆043302493⑆9200688517046 5⑆

000002 004 081612 9200 BNYMELLON
92006885996165 PIT CRED TO PAYEE
900-0701/9200 ABS END GUAR
081612 323199 004 008

Pay to the Order of
Bank of New York Mellon
For Deposit Only
Soneet Kapila, Trustee
Case Name:

Check Number: 1072 **Pay Date: 08/07/2012** **Amount: $4,113.01**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1072

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE:( )

Date 08/02/2012

COPY SERVICES. INVOICE 00122142

$ *******4,113.01

---Four Thousand One Hundred Thirteen Dollars and 01/100

Pay to the Order of ALTERNATIVE LEGAL COPY SERVICE, INC.
1143 NE 7TH AVE
FORT LAUDERDALE FL 33304

SONEET R. KAPILA, CRO

⑆00001072⑆ ⑆043302493⑆9200688517046 5⑆

PAY TO THE ORDER OF
SUNTRUST BANK
FOR DEPOSIT ONLY
ALTERNATIVE LEGAL COPY SERVICE INC

Check Number: 1073 **Pay Date: 08/21/2012 Amount: $4,500.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1073
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

Regarding	
SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) - 006885170465	Date 08/07/2012
INVOICE 120731-3400. AUCTION EXPENSES	$ *******4,500.00

---Four Thousand Five Hundred Dollars and 00/100

Pay to the Order of STAMPLER AUCTIONS
1914 TIGERTAIL BLVD
DANIA FL 33004

SONEET R. KAPILA, CRO

⑈00001073⑈ ⑆043302493⑆92006885170465⑈

3881231640 88111068…

Pay to the Order of Wachovia Bank, NA
For Deposit Only
Harry P. Stampler, Inc
D/B/A Stampler Auctions
Operating Acct 2000135964666

Check Number: 1075 **Pay Date: 08/23/2012 Amount: $960.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1075
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 290952

Regarding	
SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) - 006885170465	Date 08/07/2012
CONTRACT WORK FOR PERIOD 7.30 TO 8.4	$ *********960.00

---Nine Hundred Sixty Dollars and 00/100

Pay to the Order of KATHERINE SUTTON

SONEET R. KAPILA, CRO

⑈00001075⑈ ⑆043302493⑆92006885170465⑈

JPMorganChaseBank 062208 741884 952120055508

x Katherine Sutton

Check Number: 1076 **Pay Date: 08/14/2012** **Amount: $2,040.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1076
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465
CONTRACT WORK FOR 7.30 TO 8.4

TID # 290952

Date 08/07/2012

$ *******2,040.00

---Two Thousand Forty Dollars and 00/100

Pay to the Order of TIM SHAW

SONEET R. KAPILA, CRO

⑈00001076⑈ ⑆043302493⑆9200688517046 5⑈ ⑇0000204000⑇

BANK OF AMERICA,NA ATA
08/10/12
7250310520

3303 3926

Check Number: 1077 **Pay Date: 08/14/2012** **Amount: $330.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1077
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465
CONTRACT WORK FOR 7.30 TO 8.4

TID # 290952

Date 08/07/2012

$ *********330.00

---Three Hundred Thirty Dollars and 00/100

Pay to the Order of EULA REEVES

SONEET R. KAPILA, CRO

⑈00001077⑈ ⑆043302493⑆9200688517046 5⑈

X Eula Reeves
For Deposit Only
0063352641

20120813 0008 00327 00102

>267083763< BankAtlantic
Fort Lauderdale, FL 33309
20120813 0008 0327 0102

Check Number: 1078 **Pay Date: 08/14/2012** **Amount: $1,200.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1078

63-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TTD # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( )
006885170465

Date 08/07/2012

CONTRACT WORK FOR 7.30 TO 8.4

$ *******1,200.00

---One Thousand Two Hundred Dollars and 00/100

Pay to the Order of CHRISTINE WATTERS

SONEET R. KAPILA, CRO

⑈00001078⑈ ⑆043302493⑆9200688517046 5⑈

X Chris Watters

PAY TO THE ORDER OF
BANK OF AMERICA
DELRAY BEACH, FL 33483
FOR DEPOSIT ONLY
SHMIR INC. DBA INT'L GROCERS

Check Number: 1079 **Pay Date: 08/13/2012** **Amount: $90.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1079

63-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TTD # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( )
006885170465

Date 08/07/2012

CONTRACT WORK FOR 7.30 TO 8.4

$ **********90.00

---Ninety Dollars and 00/100

Pay to the Order of KAREN HILL

SONEET R. KAPILA, CRO

⑈00001079⑈ ⑆043302493⑆9200688517046 5⑈

X Karen L Hill

Check Number: 1080 **Pay Date: 08/28/2012** **Amount: $4,328.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1080
60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 290952

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465
APRIL 2012 INVOICE. INVOICE #0020959

Date 08/07/2012

$ *******4,328.00

---Four Thousand Three Hundred Twenty-Eight Dollars and 00/100

Pay to the Order of
PEAK 10
5301 NW 33RD AVE
FORT LAUDERDALE FL 33309

SONEET R. KAPILA, CRO

⑈00001080⑈ ⑆043302493⑆9200688517046 5⑈

Seq: 1
Dep: 000167
>031000053<
Date: 08/27/12

For Deposit only to
account 5321039697
Cust: PEAK 10 INC
Loc: Headquarters
Deposited by Srb0815@peak10revis001

Check Number: 1081 **Pay Date: 08/28/2012** **Amount: $8,656.40**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1081
60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 290952

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465
MAY 2012 INVOICE. INVOICE #0021756
July

Date 08/07/2012

$ *******8,656.40

---Eight Thousand Six Hundred Fifty-Six Dollars and 40/100

Pay to the Order of
PEAK 10
5301 NW 33RD AVE
FORT LAUDERDALE FL 33309

SONEET R. KAPILA, CRO

⑈00001081⑈ ⑆043302493⑆9200688517046 5⑈

Seq: 2
Dep: 000167
>031000053<
Date: 08/27/12

For Deposit only to
account 5321039697
Cust: PEAK 10 INC
Loc: Headquarters
Deposited by Srb0815@peak10revis001

Check Number: 1082 **Pay Date: 08/28/2012** **Amount: $2,042.40**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1082
60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding — TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( )
006885170465

Date 08/07/2012

2012 INVOICE. INVOICE #0022046
August

$ *******2,042.40

---Two Thousand Forty-Two Dollars and 40/100

Pay to the Order of PEAK 10
5301 NW 33RD AVE
FORT LAUDERDALE FL 33309

SONEET R. KAPILA, CRO

⑈0000108 2⑈ ⑆043302493⑆9200688517046 5⑈

Seq: 3
Dep: 000167
>031000053<
Date: 08/27/12

For Deposit only to
account 5321039697
Cust: PEAK 10 INC
Loc: Headquarters
Deposited-by: Srb0815Gpeak10revls001

Check Number: 1083 **Pay Date: 08/13/2012** **Amount: $60.38**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1083
60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14253
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding — TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465

Date 08/07/2012

DELIVERY SERVICES, 1234-1646-5

$ ***********60.38

---Sixty Dollars and 38/100

Pay to the Order of FEDEX
PO BOX 660481
DALLAS TX 75266-0481

081212
SONEET R. KAPILA, CRO

⑈0000 1083⑈ ⑆043302493⑆9200688517046 5⑈ ⑇0000006038⑇

006035 162 081212 568 100 43 CREDIT ACCT OF
796996402 BANK OF AMERICA NA PAYEE: AEC MFS DALLAS
0000006038
081212 177104 165 330 43
9030032099

Check Number: 1084 **Pay Date: 08/16/2012** **Amount: $14.80**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

1084
60-249/433

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
0068851170465
ACCOUNT 2000151736

Date 08/07/2012

$ ***********14.80

---Fourteen Dollars and 80/100

Pay to the Order of
JOHNSON COUNTY TAX COLLECTOR
PO BOX 63037
CHARLOTTE NC 28263

SONEET R. KAPILA, CRO

⑈00001084⑈ ⑆043302493⑆9200688511704 65⑈

For Deposit Only
First Citizens Bank & Trust
Johnston County
GCS General Fund

Check Number: 1085 **Pay Date: 08/16/2012** **Amount: $4,119.82**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

1085
60-249/433

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
0068851170465
INVOICE 1295308

Date 08/07/2012

$ ********4,119.82

---Four Thousand One Hundred Nineteen Dollars and 82/100

Pay to the Order of
SAGEQUEST LLC
PO BOX 347744
PITTSBURGH PA 15251-4744

SONEET R. KAPILA, CRO

⑈00001085⑈ ⑆043302493⑆9200688511704 65⑈

00000 0347744 00005 0027
08-15-2012 043000261 BNYMELLON
CRED TO PAYEE
ABS END GUAR

Check Number: 1086 **Pay Date: 08/13/2012** **Amount: $2,500.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

VOID VOID VOID

THE BANK OF NEW YORK MELLON

1086

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding
SMF ENERGY CORPORATION
006885170465
RETAINER FOR AUDIT OF SMF 401(K) PLAN

Date 08/09/2012

$ *******2,500.00

---Two Thousand Five Hundred Dollars and 00/100

Pay to the Order of AUBREN JASCO & COMPANY
100 SOUTHEAST 19TH AVE
POMPANO BEACH FL 33060

SONEET R. KAPILA, CRO

⑈00001086⑈ ⑆043302493⑆92006885170465⑈

Check Number: 1087 **Pay Date: 08/22/2012** **Amount: $60.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1087
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 260932

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465
CONTRACT WORK FOR 8.7 TO 8.10.12

Date 08/15/2012

$ **********60.00

---Sixty Dollars and 00/100

Pay to the Order of KAREN HILL

SONEET R. KAPILA, CRO

⑈00001087⑈ ⑆043302493⑆92006885170465⑈

Check Number: 1088 **Pay Date: 08/23/2012** **Amount: $220.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1088

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO

FORT LAUDERDALE FL

Regarding

SMF ENERGY CORPORATION

CONTRACT WORK FOR PERIOD 08.6.12 TO 8.10.12

Date 08/15/2012

$ *********220.00

---Two Hundred Twenty Dollars and 00/100

Pay to the Order of KATHERINE SUTTON

SONEET R. KAPILA, CRO

⑈0000 1088⑈ ⑆043302493⑆9200688517046 5⑈

x Katherine Sutton

JPMorganChaseBank

Check Number: 1089 **Pay Date: 08/21/2012** **Amount: $210.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1089

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO

FORT LAUDERDALE FL

Regarding

SMF ENERGY CORPORATION

CONTRACT WORK FOR 08.06.12 TO 08.12.12

Date 08/15/2012

$ *********210.00

---Two Hundred Ten Dollars and 00/100

Pay to the Order of EULA REEVES

SONEET R. KAPILA, CRO

⑈0000 1089⑈ ⑆043302493⑆9200688517046 5⑈

x Eula Reeves

For Deposit Only

006355564

20120820 0008 00583 0008

>267083763< BankAtlantic

Fort Lauderdale, FL 33309

20120820 0008 0583 0088

Check Number: 1090 **Pay Date: 08/21/2012** **Amount: $2,220.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1090

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) 006885170465	Date 08/15/2012
CONTRACT WORK FOR 08.05.12 TO 08.11.12	$ *******2,220.00

---Two Thousand Two Hundred Twenty Dollars and 00/100

Pay to the Order of TIM SHAW

SONEET R. KAPILA, CRO

⑈0000 1090⑈ ⑆043302493⑆9 2006885170465⑈

Check Number: 1091 **Pay Date: 08/23/2012** **Amount: $412.50**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1091

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) 006885170465	Date 08/15/2012
CONTRACT WORK FOR 08.06.12 TO 08.11.12	$ *********412.50

---Four Hundred Twelve Dollars and 50/100

Pay to the Order of CHRISTINE WATTERS

SONEET R. KAPILA, CRO

⑈0000 1091⑈ ⑆043302493⑆9 2006885170465⑈

Check Number: 1092 **Pay Date: 08/21/2012** **Amount: $127,139.67**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON
[illegible]

1092
60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 290952

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) - 0068851170465	Date 08/17/2012
PAYMENT OF MAY & JUNE 2012 PROFESSIONAL FEES INVOICE #70648 & 70391	$ *****127,139.67

---One Hundred Twenty-Seven Thousand One Hundred Thirty-Nine Dollars and 67/100

Pay to the Order of GENOVESE, JOBLOVE & BATTISTA, P.A.
100 SE 2ND STREET
44TH FLOOR
MIAMI FL 33131

SONEET R. KAPILA, CRO

10874

⑈00001092⑈ ⑆043302493⑆9200688517046 5⑈

PAY TO THE ORDER OF
SABADELL UNITED BANK N.A.
067008646
FOR DEPOSIT ONLY
GENOVESE JOBLOVE & BATTISTA, P.A.
OPERATING ACCOUNT
1000016294

X

20120820009010401000010000 ATHOTEDEPOSIT

Check Number: 1093 **Pay Date: 08/31/2012** **Amount: $110.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON
[illegible]

1093
60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 290952

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) - 0068851170465	Date 08/22/2012
CONTRACT WORK FOR PERIOD 8.13 TO 8.19	$ *********110.00

---One Hundred Ten Dollars and 00/100

Pay to the Order of KATHERINE SUTTON

SONEET R. KAPILA, CRO

⑈00001093⑈ ⑆043302493⑆9200688517046 5⑈

X Katherine Sutton

JPMorganChaseBank 083007 741658 942050057787

Check Number: 1094 **Pay Date: 08/30/2012 Amount: $300.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1094

SONEET R. KAPILA, CRO
PO BOX 14215
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465

Date 08/22/2012

CONTRACT WORK FOR 08.13.12 TO 08.19.12

$ *********300.00

---Three Hundred Dollars and 00/100

Pay to the Order of TIM SHAW

SONEET R. KAPILA, CRO

⑈00001094⑈ ⑆043302493⑆9200688517046 5⑈

Check Number: 1095 **Pay Date: 08/28/2012 Amount: $375.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1095

SONEET R. KAPILA, CRO
PO BOX 14215
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465

Date 08/22/2012

CONTRACT WORK FOR 08.13.12 TO 08.19.12

$ *********375.00

---Three Hundred Seventy-Five Dollars and 00/100

Pay to the Order of EULA REEVES

SONEET R. KAPILA, CRO

⑈00001095⑈ ⑆043302493⑆9200688517046 5⑈

X Eula Reeves
For Deposit Only

>267083763< BankAtlantic
Fort Lauderdale, FL 33309
20120827 0021 0514 0305

Check Number: 1098 **Pay Date: 08/28/2012** **Amount: $30.00**

THE BANK OF NEW YORK MELLON

1098

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding

SMF ENERGY CORPORATION

CONTRACT WORK FOR 8.13.12 TO 8.19.12

Date 08/22/2012

$ **********30.00

---Thirty Dollars and 00/100

Pay to the Order of KAREN HILL

SONEET R. KAPILA, CRO

⑈00001098⑈ ⑆043302493⑆9200688517046 5⑈

Check Number: 1099 **Pay Date: 08/28/2012** **Amount: $741.94**

THE BANK OF NEW YORK MELLON

1099

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding

SMF ENERGY CORPORATION

RENT FOR STORAGE UNITS 4011, 5122

Date 08/22/2012

$ ********741.94

---Seven Hundred Forty-One Dollars and 94/100

Pay to the Order of SPACE PLUS SELF STORAGE
FORT LAUDERDALE FL 33316

SONEET R. KAPILA, CRO

⑈00001099⑈ ⑆043302493⑆9200688517046 5⑈

>267090455< 20120827
Gibraltar Private Bank & Trust
102 35

PAY TO THE ORDER OF
GIBRALTAR BANK, FSB
FT. LAUDERDALE, FL 33301-2890
FOR DEPOSIT ONLY
SPACE PLUS SELF STORAGE

Check Number: 1100 **Pay Date: 08/28/2012** **Amount: $1,593.20**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1100

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding: SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465
STORAGE RENT FOR ACCOUNT 6376768
UNITS: D296, D290, D276, A009, A004, A005, D294

Date 08/22/2012

$ *******1,593.20

---One Thousand Five Hundred Ninety-Three Dollars and 20/100

Pay to the Order of: PUBLIC STORAGE
3080 N. STATE ROAD 7
FORT LAUDERDALE FL 33319

SONEET R. KAPILA, CRO

⑈0000 1100⑈ ⑆043302493⑆9200688517046 5⑈

FOR DEPOSIT ONLY
PUBLIC STORAGE #23104
4122305782

X K.W. 0294 8/23/12

Check Number: 1101 **Pay Date: 08/28/2012** **Amount: $108.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1101

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding: SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465
RENT FOR STORAGE UNIT #848

Date 08/22/2012

$ *********108.00

---One Hundred Eight Dollars and 00/100

Pay to the Order of: PUBLIC STORAGE
3679 MCELROY ROAD
DORAVILLE GA 30340-2239

SONEET R. KAPILA, CRO

⑈0000 1101⑈ ⑆043302493⑆9200688517046 5⑈

FOR DEPOSIT ONLY
PUBLIC STORAGE #28138
4122306708

X

WELLS FARGO BANK NA ATL
20120827 E0038 PKT 04
0910-0001-94
4579256331

Check Number: 1102 **Pay Date: 08/29/2012** **Amount: $45.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1102
00-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 290952

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) - 006885170465	Date 08/22/2012
RENT FOR STORAGE UNIT 3415	$ **********45.00

---Forty-Five Dollars and 00/100

Pay to the Order of: PUBLIC STORAGE
1459 W 190TH STREET
GARDENA CA 90248-4307

SONEET R. KAPILA, CRO

⑈00001102⑈ ⑆043302493⑆9200688517046 5⑈

JPMorganChaseBank 062804 115409 95116003? 157

FOR DEPOSIT ONLY
PUBLIC STORAGE #08208
- 939065541

Check Number: 1103 **Pay Date: 08/29/2012** **Amount: $221.89**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1103
00-240/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

TID # 290952

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) - 006885170465	Date 08/22/2012
INVOICE #1835272	$ *********221.89

---Two Hundred Twenty-One Dollars and 89/100

Pay to the Order of: THOMSON REUTERS
PO BOX 5136
CAROL STREAM IL 60197-5136

SONEET R. KAPILA, CRO

⑈00001103⑈ ⑆043302493⑆9200688517046 5⑈

415983 062461 fna5555 3003 52 1

A-8604 52
20120828
442685172
101 BOS-415983

>011000138<
CR PAYEE ACCT
LACK END GTD
BANK OF AMERICA

Check Number: 1104 **Pay Date: 08/28/2012** **Amount: $214.50**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1104

80-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 200952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( )
006885170465
INVOICE #2885298 CUSTOMER # 392827

Date 08/22/2012

$ *********214.50

---Two Hundred Fourteen Dollars and 50/100

Pay to the Order of GOOGLE, INC.
DEPT 34256
PO BOX 39000
SAN FRANCISCO CA 94139

SONEET R. KAPILA, CRO

⑈00001104⑈ ⑆043302493⑆9200688517046 5⑈

Check Number: 1105 **Pay Date: 08/28/2012** **Amount: $511.58**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1105

80-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 200952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( )
006885170465
COMMUNICATIONS INVOICE 22639173

Date 08/22/2012

$ *********511.58

---Five Hundred Eleven Dollars and 58/100

Pay to the Order of LEVEL 3 COMMUNICATIONS, LLC
PO BOX 910182
DENVER CO 80291-0182

SONEET R. KAPILA, CRO

⑈00001105⑈ ⑆043302493⑆9200688517046 5⑈

Check Number: 1106 **Pay Date: 08/27/2012** **Amount: $29.55**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

VOID

THE BANK OF NEW YORK MELLON

1106

60-249/430

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465

Date 08/22/2012

DELIVERY SERVICES, 1224-1646-5

$ ***********29.55

---Twenty-Nine Dollars and 55/100

Pay to the Order of: FEDEX
PO BOX 660481
DALLAS TX 75266-0481

SONEET R. KAPILA, CRO

⑈00001106⑈ ⑆043302493⑆9200688517046 5⑈

00000 0891103 03341 0008
08-27-2012 BNYMELLON
CRED TO PAYEE
ABS END GUAR

Check Number: 1107 **Pay Date: 08/30/2012** **Amount: $1,038.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1107

60-249/430

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465

Date 08/22/2012

TRANSFER FEE. ACCOUNT# DBL08743

$ *******1,038.00

---One Thousand Thirty-Eight Dollars and 00/100

Pay to the Order of: AMERICAN STOCK & TRANSFER
ATTN: ACCOUNTS RECEIVABLE
6201 15TH AVENUE
BROOKLYN NY 11219

SONEET R. KAPILA, CRO

⑈00001107⑈ ⑆043302493⑆9200688517046 5⑈

083012 Sovereign Bank

08743

ATTACHMENT 5F

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

NAME OF BANK: **Bank of New York Mellon** BRANCH: **Pittsburgh, PA**

ACCOUNT NAME: **SMF Energy Corporation**
Checking
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: **92006885170465**

PURPOSE OF ACCOUNT: Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
8/1/2012	1042	Holland & Knight, LLP	Professional Fees - Accounting & Legal	$ 15,482.80
8/1/2012	1043	Holland & Knight, LLP	Professional Fees - Accounting & Legal	3,469.20
8/1/2012	1044	De La Hoz & Associates, PA	Professional Fees - Accounting & Legal	2,252.00
8/1/2012	1045	Kapila & Company	Professional Fees - Accounting & Legal	42,094.33
8/1/2012	1046	Kapila & Company	Professional Fees - Accounting & Legal	2,137.38
8/1/2012	1047	Shutts & Bowen, LLP	Professional Fees - Accounting & Legal	6,300.22
8/1/2012	1048	Ehrenstein, Charbonneau, Calderin	Professional Fees - Accounting & Legal	28,722.60
8/1/2012	1049	Trustee Services, Inc.	Professional Fees - Trustee	43,452.68
8/1/2012	1050	Katherine Sutton	Contract Labor	1,600.00
8/1/2012	1051	Tim Shaw	Contract Labor	5,700.00
8/1/2012	1052	Eula Reeves	Contract Labor	435.00
8/1/2012	1053	Christine Watters	Contract Labor	1,170.00
8/1/2012	1054	Abraham Tatis	Contract Labor	792.00
8/1/2012	1055	Karen Hill	Contract Labor	120.00
8/1/2012	1056	CenturyLink	Telephone & Communications	63.95
8/1/2012	1057	FedEx	Office - Shipping	339.77
8/1/2012	1058	FedEx	Office - Shipping	197.14
8/1/2012	1059	Southern California Edison	Utilities	91.60
8/1/2012	1060	Southern California Edison	Utilities	156.70
8/1/2012	1061	Southern California Edison	Utilities	115.87
8/1/2012	1062	Sparkletts	Office - Water Cooler	51.55
8/1/2012	1063	Sparkletts	Office - Water Cooler	53.27
8/1/2012	1064	Sparkletts	Office - Water Cooler	54.27
8/1/2012	1065	Crystal Springs	Office - Water Cooler	112.78
8/1/2012	1066	LEAF	Office - Water Cooler	159.00
8/1/2012	1067	Comfort House, Inc.	Rent - Portable Toilet	101.31
8/1/2012	1068	Timothy Shaw	Expense Reimbursement	345.32
8/1/2012	1069	VAR Resources	Lease - Data Storage Equipment	765.23
8/1/2012	1070	Public Storage	Rent	1,593.20
8/2/2012	1071	H&W Petroleum Company	Reimbursement for deposit made in error	2,198.60
8/2/2012	1072	Alternative Legal Copy Service, Inc.	Copy Services	4,113.01
8/7/2012	1073	Stampler Auctions	Auction Expenses	4,500.00
8/7/2012	1074	Stampler Auctions	VOID	-
8/7/2012	1075	Katherine Sutton	Contract Labor	960.00
8/7/2012	1076	Tim Shaw	Contract Labor	2,040.00
8/7/2012	1077	Eula Reeves	Contract Labor	330.00
8/7/2012	1078	Christine Watters	Contract Labor	1,200.00
8/7/2012	1079	Karen Hill	Contract Labor	90.00
8/7/2012	1080	Peak 10	IT - Server Co-Location	4,328.00
8/7/2012	1081	Peak 10	IT - Server Co-Location	8,656.40
8/7/2012	1082	Peak 10	IT - Server Co-Location	2,042.40
8/7/2012	1083	FedEx	Office - Shipping	60.38

ATTACHMENT 5F

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

NAME OF BANK: **Bank of New York Mellon** BRANCH: **Pittsburgh, PA**

ACCOUNT NAME: **SMF Energy Corporation**
Checking
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER: **92006885170465**

PURPOSE OF ACCOUNT: Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
8/7/2012	1084	Johnson County Tax Collector	Taxes - 2012 Property Tax Bill	14.80
8/7/2012	1085	SageQuest LLC	IT - GPS for Trucks June 2012	4,119.82
8/9/2012	1086	Ahern Jasco & Company	Professional Fees - Accounting & Legal	2,500.00
8/15/2012	1087	Karen Hill	Contract Labor	60.00
8/15/2012	1088	Katherine Sutton	Contract Labor	220.00
8/15/2012	1089	Eula Reeves	Contract Labor	210.00
8/15/2012	1090	Tim Shaw	Contract Labor	2,220.00
8/15/2012	1091	Christine Watters	Contract Labor	412.50
8/17/2012	1092	Genovese, Joblove & Battista, P.A.	Professional Fees - Accounting & Legal	127,139.67
8/22/2012	1093	Katherine Sutton	Contract Labor	110.00
8/22/2012	1094	Tim Shaw	Contract Labor	300.00
8/22/2012	1095	Eula Reeves	Contract Labor	375.00
8/22/2012	1096	Christine Watters	Contract Labor	255.00
8/22/2012	1097	Linda Bieniek	Contract Labor	735.00
8/22/2012	1098	Karen Hill	Contract Labor	30.00
8/22/2012	1099	Space Plus Self Storage	Rent	741.94
8/22/2012	1100	Public Storage	Rent	1,593.20
8/22/2012	1101	Public Storage	Rent	108.00
8/22/2012	1102	Public Storage	Rent	45.00
8/22/2012	1103	Thomson Reuters	Subscription - Financial Resources	221.89
8/22/2012	1104	Google, Inc.	IT - Spam Filtering	214.50
8/22/2012	1105	Level 3 Communications, LLC	Telephone & Communications	511.58
8/22/2012	1106	FedEx	Office - Shipping	29.55
8/22/2012	1107	American Stock & Transfer	Subscription - Stockholder Tracking	1,038.00
8/30/2012	1108	Katherine Sutton	Contract Labor	250.00
8/30/2012	1109	Tim Shaw	Contract Labor	960.00
8/30/2012	1110	Christine Watters	Contract Labor	682.50
8/30/2012	1111	Cintas Corp, Location 936	Uniforms	77.39
8/31/2012	1112	Southern California Edison	Utilities	15.58
8/31/2012	1113	Holland & Knight, LLP	Professional Fees - Accounting & Legal	4,445.20
8/31/2012	1114	Holland & Knight, LLP	Professional Fees - Accounting & Legal	72.00
8/31/2012	1115	De La Hoz & Associates, PA	Professional Fees - Accounting & Legal	1,008.00
8/31/2012	1116	Kapila & Company	Professional Fees - Accounting & Legal	122,841.41
8/31/2012	1117	Shutts & Bowen, LLP	Professional Fees - Accounting & Legal	6,934.55
8/31/2012	1118	Ehrenstein, Charbonneau, Calderin	Professional Fees - Accounting & Legal	25,560.56
8/31/2012	1119	Trustee Services, Inc.	Professional Fees - Trustee	27,797.86
8/31/2012	1120	Bast Amron LLP	Professional Fees - Accounting & Legal	9,385.20
8/31/2012	1121	Genovese, Joblove & Battista, P.A.	Professional Fees - Accounting & Legal	71,519.68
TOTAL				**$ 603,203.34**

ATTACHMENT 4G

INVESTMENTS ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value	
NONE	$ -	$ -		$ -	
TOTAL				$ -	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash in Drawer/ Acct.	(Column 3) Amount of Petty Cash On Hand At End of Month	(Column 4) Difference between (Column 2) and (Column 3)
None			
TOTAL		$ -	(b)

For any Petty Cash Disbursement over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation

See attached

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b) $ - (c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
			$ -		
None					
TOTAL			$ -		

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

Record all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement of business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
NONE - All employees were terminated as of July 2012			

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period	0	0
Number terminated or resigned during period	0	0
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
See attached					

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
None			

☐ **Check here if U.S. Trustee has been listed as Certificate Holder for all insurance policies.**

SMF ENERGY CORPORATION
Case No. 12-19084-RBR (Jointly Administered)
United States Bankruptcy Court
Southern District of Florida
Fort Lauderdale Division

Insurance Policies/Certificates

Provider	Insurer	Type	Policy #	Expiration
Chubb Group of Insurance	Federal Insurance Company	Fiduciary Liability	8223-1483	12/11/2012
Hudson Insurance Group	Federal Insurance Company	Excess/DIC D&O Liability	HN-0303-3207	12/11/2012
Navigators Specialty Insurance Company	National Interstate Company	Auto General Liability	NT11EXC7263151C	11/1/2012
Insurance Office of America	The Hartford Steam Boiler Inspection & Insurance Company	Property Insurance - Boiler equipment policy	FBP2216568	10/1/2012
Insurance Office of America	Allianz Global Risks US Insurance Co.	Property Insurance / Transportation - Equipment floater policy	MZI93001115	10/1/2012
Arc Excess & Surplus LLC	Federal Insurance Company	Excess/DIC D&O Liability	6801-8864	12/11/2012 (rescinded on 4/12/12)
Insurance Office of America	Chartis Specialty Insurance Co.	Pollution liability	PLS1959324	10/1/2012
Insurance Office of America	Hartford Insurance Company	Flood Policy	87047497402012	2/27/2013
Insurance Office of America	National Interstate Company	Commercial General Liab. & Auto - Pollution/Products & Contractual Labor	EFD4830315-00	10/1/2012
Insurance Office of America	Navigators Specialty Insurance Co.	Commercial Umbrella - Excess Liab & occur	NY11EXC726315IC	10/1/2012
Insurance Office of America	Continental Nat'l Indemnity Co.	Worker's Comp (FL, LA, MS, NC, SC, TN)	73-830570-01-04	10/1/2012
Insurance Office of America	Continental Nat'l Indemnity Co.	Worker's Comp (CA, GA, NV, TX)	73-830570-01-03	10/1/2012
Insurance Office of America	Continental Nat'l Indemnity Co.	Worker's Comp	73-830570-02-01	10/1/2012

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Name of the Debtor: **SMF Energy Corporation** Case Number: **12-19084-RBR**

Reporting Period beginning 08/1/2012 and ending 08/31/2012

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (***attach closing statement***); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

On May 25, 2012 SMF Energy Corporation (the "Company") and its subsidiaries, H & W Petroleum Company, Inc., and SMF Services, Inc. (collectively, the "Debtors"), completed their previously announced sale of certain assets associated with the business of the Debtors in their various operating locations in the State of Texas and used in such operations as a going concern to Sun Coast Resources, Inc. ("Sun Coast") pursuant to the asset purchase agreement dated April 27, 2012 (the "Sun Coast Purchase Agreement"). In addition, the Debtors sold inventory and trucks for a purchase price of $1,792,474 and $520,000, respectively, to Sun Coast.

The Debtors also completed the sale of certain Vehicles Outside Texas (as defined in the Purchase Agreements) to On-Site Fuel Service, Inc., Reladyne LLC and Leader D.O.T. Services Inc. (together with Sun Coast, the "Purchasers") pursuant to asset purchase agreements (together with the Sun Coast Purchase Agreements, the "Purchase Agreements") with each individual Purchaser under the provisions of Section 363 of the U.S. Bankruptcy code (the "Bankruptcy Code") and approved by the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court") on May 2, 2012 (the "Section 363 Sale"). The aggregate gross purchase price for the Section 363 Sale was $10,751,150. The Section 363 Sale was closed following the completion of an auction process supervised by the Bankruptcy Court in which the Purchasers emerged as the winning bidders. The Company used the proceeds of the Section 363 Sale to pay off its line of credit with Wells Fargo.